UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09235

                        FIRST DEFINED PORTFOLIO FUND, LLC
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           -------------

                      Date of fiscal year end: DECEMBER 31

                   Date of reporting period: DECEMBER 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                       FIRST DEFINED PORTFOLIO FUND, LLC

                                  ANNUAL REPORT

                      FOR THE YEAR ENDED DECEMBER 31, 2008

TABLE OF CONTENTS

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                               DECEMBER 31, 2008

Shareholder Letter ...................................................    1
Market Overview ......................................................    2
Performance Summaries and Portfolio Components .......................    4
Understanding Your Fund Expenses .....................................   20
Portfolios of Investments ............................................   21
Statements of Assets and Liabilities .................................   42
Statements of Operations .............................................   44
Statements of Changes in Net Assets ..................................   46
Statements of Changes in Net Assets - Membership Interest Activity ...   48
Financial Highlights .................................................   50
Notes to Financial Statements ........................................   58
Report of Independent Registered Public Accounting Firm ..............   63
Additional Information ...............................................   64
Board of Trustees and Officers .......................................   65
Privacy Policy .......................................................   69

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Defined Portfolio Fund, LLC (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Portfolio (individually called a "Portfolio" and collectively the "Portfolios") of the Fund will achieve its investment objective. Each Portfolio is subject to market risk, which is the possibility that the market values of securities owned by the Portfolio will decline and that the value of the Portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Portfolios. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Membership Interests, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about each Portfolio and presents data and analysis that provide insight into each Portfolio's performance and investment approach.

By reading the market overview and discussion of each Portfolio's performance by First Trust, the Fund's investment advisor, you may obtain an understanding of how the market environment affected its performance. The statistical information that follows may help you understand a Portfolio's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Portfolios are spelled out in the prospectus, the Statement of Additional Information, this report, and other regulatory filings.

SHAREHOLDER LETTER

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                               DECEMBER 31, 2008

Dear Shareholders:

The year ended December 31, 2008 brought all sorts of challenges to investors. Throughout 2008, the financial sector was plagued with failures in banking, insurance and by brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's (the "Dow") total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring major banking crises. Of the thirty stocks in the Dow, only two were up in 2008.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold gives detailed information about eight portfolios in the First Defined Portfolio Fund, LLC over the year ended December 31, 2008. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust is pleased to be a part of the investment solutions offered by Prudential Annuities Life Assurance Corporation, formerly known as American Skandia Life Assurance Corporation, and to make available current information about your investment. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

-S- JAMES A. BOWEN
----------------------------------------------
James A. Bowen
President of First Defined Portfolio Fund, LLC

(PHOTO OF ROBERT F. CAREY)
ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

                                 MARKET OVERVIEW

STATE OF THE ECONOMY

The combination of the subprime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and significant job losses pushed the U.S. economy, which was already in recession, into a deeper one in the fourth quarter of 2008. The recession actually commenced in December 2007, according to the National Bureau of Economic Research (NBER). Perhaps the most troublesome indicator at year-end was the acceleration in job losses. While the U.S. lost 2.6 million jobs in 2008, 1.1 million of them came in the last two months. A close second would be the ongoing deterioration of the housing market, both in terms of declining home values and record-high foreclosure activity. Filings surpassed 3 million in 2008, up 81% from 2007, according to RealtyTrac.com. For the 12-month period ended October 2008, home prices were down 18% nationwide, according to the S&P/Case-Shiller 20-city home price index. Most economists acknowledge that a recovery cannot begin until home prices stabilize.

At the present time, the government is in the midst of implementing a three-pronged approach to addressing the challenges mentioned above. First, the Federal Reserve Bank (the "Fed") has cut the federal funds target rate to an all-time low of 0-0.25%. Second, the Treasury Department has already tapped approximately one-half of the $700 billion appropriated to the Troubled Asset Relief Program (TARP). It took just 77 days to invest the capital with a little over half ($168 billion) disseminated across 116 banking institutions. The incoming Obama Administration has stated that it intends to use some of the remaining $350 billion from TARP to buy "toxic" securities from these troubled institutions in an effort to free-up lending. Finally, the Obama Administration is touting a fiscal stimulus package ("Recovery and Reinvestment Plan") totaling as much as $825 billion that includes tax cuts and capital earmarked for infrastructure projects with the goal of creating as many as 3 million new jobs in the next few years. All in all, the government is throwing an unprecedented amount of monetary/fiscal stimulus at the problem.

U.S. STOCKS AND BONDS

The major U.S. stock indices posted bear market returns across the board in 2008. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were down 37.0%, 36.2%, and 31.1%, respectively, according to Bloomberg. None of the 10 major sectors in the S&P 500 finished the year in positive territory. The top performing sector was Consumer Staples (-15.4%), while the poorest performer was Financials (-55.2%).

If we had to pick one word to sum up 2008 volatile would be as relevant as any. The VIX Volatility Index ("VIX") reached an all-time high of 80.86 on 11/20/08. The VIX stood at 40.00 on 12/31, down 50% from the high. So far this decade, the average reading for the VIX has been 21.02, according to Bloomberg. If the VIX can manage to work its way down into the 30s we could see higher stock prices, according to Bespoke Investment Group.

All in all, U.S. stocks lost $6.9 trillion in 2008 and equity markets plunged by more than $30 trillion globally. About the only securities to make money were those "backed by the full faith and credit of the U.S. government." If there is a silver lining for stocks heading into 2009 it very well could be the huge amount of cash sitting on the sidelines. Americans were holding $8.85 trillion in cash and equivalents (low-yielding) at the end of November 2008.

In the U.S. bond market, the only two groups that finished up for the year were Treasuries and GNMAs. The Barclays Capital U.S. Treasury: Intermediate Index and GNMA 30 Year Index posted total returns of 11.35% and 7.86%, respectively. At the other end of the spectrum, the Barclays Capital U.S. Corporate High Yield Index posted the poorest return declining 26.2%. In mid-December, the yield spread between high yield corporates and Treasuries surpassed 20 percentage points, an all-time high.

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT

FOREIGN STOCKS AND BONDS

The old adage says that when the U.S. sneezes the rest of the world catches a cold. This was certainly the case in 2008. The U.S. recession not only derailed the global growth story but the bull market in foreign stocks and most bonds as well. As was the case in the U.S., the riskiest securities fared the worst. The Barclays Capital Global Emerging Markets Index of debt securities fell 16.2%
(USD) in 2008, while on the equities front the MSCI Emerging Markets Index and MSCI World Index (excluding the U.S.) returned -53.4% (USD) and -43.3% (USD), respectively. The Barclays Capital Global Aggregate Index of higher quality debt, however, returned 4.8% (USD).

PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (UNAUDITED)

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

TARGET MANAGED VIP PORTFOLIO

Over the year ended December 31, 2008, the Target Managed VIP Portfolio posted a total return of -44.82% versus -37.30% for the Russell 3000(R) Index over the same period. The NAV decreased from $12.83 to $7.08 during the period.

Of the Portfolio's 115 stocks, 4 advanced and 111 declined over the period. The top three performing stocks, by contribution to return, were Apollo Group Inc. (Cl A) (APOL), Anheuser-Busch (BUD), and Chubb Corp. (CB). The worst-performing stocks, by percentage loss, were Microsoft Corp. (MSFT), Apple Inc. (AAPL), and MEMC Electronic Materials Inc. (WFR).

The biggest relative contributor to the portfolio's performance over the period was the energy sector. The portfolio benefitted from being underweight in the sector. Consumer discretionary and consumer staples also helped relative performance as both were underweight and outperformed the benchmark sector. Information technology stocks were the biggest drag on both absolute and relative performance of the portfolio. The portfolio held a large overweight position in the sector, combined with performance that trailed the benchmark sector. Poor performance from the portfolio's industrials holdings relative to the benchmark sector also weighed on performance.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2008
                                    [GRAPH]

Target Managed Vip    Dow Jones Industrial    Russell 3000(R)
   Portfolio               Average(SM)              Index
------------------    --------------------   ------------------
Oct-99   10000              10000                 10000
Dec-99    8040              10896                 11262
Dec-00    8620              10382                 10420
Dec-01    8190               9816                  9229
Dec-02    6470               8343                  7241
Dec-03    8730              10700                  9500
Dec-04    9800              11271                 10631
Dec-05   10510              11465                 11285
Dec-06   11750              13648                 13069
Dec-07   12830              14860                 13755
Dec-08    7080              10116                  8624

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2008

                                                   1 YEAR      CUMULATIVE      AVERAGE ANNUAL           5 YEAR
                                    INCEPTION      ANNUAL         TOTAL         TOTAL RETURN        AVERAGE ANNUAL
                                      DATE      TOTAL RETURN   RETURN (c)   (SINCE INCEPTION) (c)    TOTAL RETURN
                                    ---------   ------------   ----------   ---------------------   --------------
Target Managed VIP Portfolio         10/6/99       -44.82%       -29.20%            -3.67%               -4.10%
Dow Jones Industrial Avg.(SM) (a)                  -31.92          1.16              0.12                -1.12
Russell 3000(R) Index (b)                          -37.30        -13.76             -1.59                -1.92

(a) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

(b) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

(c) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the Dow(R) Target 5 Portfolio to the Target Managed VIP Portfolio. The Portfolios primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

TARGET MANAGED VIP PORTFOLIO (CONTINUED)

                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-------------------------------------       -----------
Microsoft Corp.                                  7.6%
Apple, Inc.                                      4.8
International Business Machines Corp.            4.8
Walt Disney (The), Company                       4.4
JPMorgan Chase & Company                         4.0
Honeywell International, Inc.                    3.3
Telefonica S.A., ADR                             3.3
Exxon Mobil Corp.                                3.2
Intel Corp.                                      2.9
Chubb (The), Corp.                               2.8
                                               -----
   Total                                        41.1%
                                               =====


                                            % OF TOTAL
INDUSTRY                                    INVESTMENTS
-------------------------------------       -----------
Information Technology                          34.0%
Financials                                      15.4
Industrials                                     12.4
Telecommunication Services                       9.8
Consumer Discretionary                           8.6
Energy                                           6.5
Health Care                                      6.4
Materials                                        4.9
Consumer Staples                                 2.0
                                               -----
  Total                                        100.0%
                                               =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

THE DOW(R) DART 10 PORTFOLIO

Over the year ended December 31, 2008, The Dow(R) DART 10 Portfolio posted a total return of -28.50% versus -31.92% for the Dow Jones Industrial Average(SM) over the same period. The NAV decreased from $10.63 to $7.60 during the period.

Of the Portfolio's 10 stocks, 1 advanced and 9 declined over the period. The top three performing stocks, by contribution to return, were McDonald's Corp. (MCD), E.I. DuPont de Nemours & Co. (DD), and 3M Co. (MMM). The worst-performing stocks, by percentage loss, were Citigroup Inc. (C), Microsoft Corp. (MSFT), and Honeywell International Inc. (HON).

McDonald's was the only portfolio holding to post a positive return for the year, as the company's value message held up well in the challenging economic environment. Exxon Mobil and Home Depot also held up well relative to the broader market. Citigroup was the biggest drag on portfolio performance as the banking giant came under considerable selling pressure as worries grew about its ability to survive the market turmoil present for most of 2008. Honeywell and Microsoft also posted returns that trailed the broader market.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2008
                                    [GRAPH]

The Dow(R) Dart 10     Dow Jones Industrial
     Portfolio              Average(SM)
--------------------   --------------------
Oct-99    10000               10000
Dec-99     9220               10896
Dec-00    10020               10382
Dec-01     8540                9816
Dec-02     6980                8343
Dec-03     8370               10700
Dec-04     8690               11271
Dec-05     8410               11465
Dec-06    10560               13648
Dec-07    10630               14860
Dec-08     7600               10116

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2008

                                                   1 YEAR      CUMULATIVE    AVERAGE ANNUAL         5 YEAR
                                    INCEPTION      ANNUAL        TOTAL        TOTAL RETURN      AVERAGE ANNUAL
                                      DATE      TOTAL RETURN     RETURN     (SINCE INCEPTION)    TOTAL RETURN
                                    ---------   ------------   ----------   -----------------   --------------
The Dow(R) DART 10 Portfolio          10/6/99      -28.50%       -24.00%         -2.92%             -1.91%
Dow Jones Industrial Avg.(SM) (a)                  -31.92          1.16           0.12              -1.12

(a) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

THE DOW(R) DART 10 PORTFOLIO (CONTINUED)

                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-------------------------------------       -----------
McDonald's Corp.                                14.9%
Home Depot (The),Inc.                           12.3
Exxon Mobil Corp.                               12.0
Pfizer, Inc.                                    11.0
International Business Machines Corp.           10.9
JPMorgan Chase & Company                        10.4
Walt Disney (The), Company                      10.0
Microsoft Corp.                                  7.7
Honeywell International, Inc.                    7.6
Citigroup, Inc.                                  3.2
                                               -----
  Total                                        100.0%
                                               =====

                                            % OF TOTAL
INDUSTRY                                    INVESTMENTS
-------------------------------------       -----------
Consumer Discretionary                          37.2%
Information Technology                          18.6
Financials                                      13.6
Energy                                          12.0
Health Care                                     11.0
Industrials                                      7.6
                                               -----
  Total                                        100.0%
                                               =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

THE DOW(R) TARGET DIVIDEND PORTFOLIO

Over the year ended December 31, 2008, The Dow(R) Target Dividend Portfolio posted a total return of -40.54% versus -30.98% for the Dow Jones U.S. Select Dividend Index(SM) over the same period. The NAV decreased from $11.79 to $7.01 during the period.

Of the Portfolio's 20 stocks, 3 advanced and 17 declined over the period. The top three performing stocks, by contribution to return, were First Niagara Financial Group Inc. (FNFG), First Bancorp of Puerto Rico (FBP), and People's United Financial Inc. (PBCT). The worst-performing stocks, by percentage loss, were La-Z-Boy Inc. (LZB), Washington Mutual Inc. (WAMUQ), and Colonial BancGroup Inc. (CNB).

Utilities had the best relative performance against the benchmark for 2008. An underweight position in the sector was the main driver of the positive relative contribution. Consumer discretionary stocks had the worst performance on a relative basis. The portfolio was overweight consumer discretionary stocks and underperformed the benchmark sector. An overweight in materials relative to the benchmark also hurt performance as the sector faced significant headwinds in the slowing economy of 2008.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                            May 2, 2005-Dec. 31, 2008
                                    [GRAPH]

The Dow Target Dividend      Dow Jones Select
      Portfolio             Dividend Index (SM)   S&P 500(R) Index
-----------------------    ----------------       ----------------
May-05        10000                10000               10000
Dec-05         9870                10529               10879
Dec-06        11660                12587               12597
Dec-07        11790                11938               13289
Dec-08         7010                 8240                8372

RETURN COMPARISON                                     PERIOD ENDED DEC. 31, 2008

                                                         1 YEAR      CUMULATIVE    AVERAGE ANNUAL
                                          INCEPTION      ANNUAL         TOTAL          RETURN
                                            DATE      TOTAL RETURN     RETURN     (SINCE INCEPTION)
                                          ---------   ------------   ----------   ----------------
The Dow(R) Target Dividend Portfolio        5/2/05       -40.54%       -29.90%         -9.22%
Dow Jones Select Dividend Index(SM) (a)                  -30.98        -17.60          -5.14
S&P 500(R) Index (b)                                     -37.00        -16.28          -4.72

(a) The Dow Jones Select Dividend Index(SM) is comprised of 100 of the highest dividend yielding securities.

(b) The Standard & Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

THE DOW(R) TARGET DIVIDEND PORTFOLIO (CONTINUED)

                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-------------------------------------       -----------
First BanCorp                                   12.7%
First Niagara Financial Group, Inc.             11.3
People's United Financial, Inc.                  8.6
Umpqua Holdings Corp.                            8.1
Sensient Technologies Corp.                      7.0
DTE Energy Company                               6.7
JPMorgan Chase & Company                         6.1
Zenith National Insurance Corp.                  6.0
RPM International, Inc.                          5.5
NiSource, Inc.                                   4.9
                                               -----
   Total                                        76.9%
                                               =====

                                            % OF TOTAL
INDUSTRY                                    INVESTMENTS
-------------------------------------       -----------
Financials                                      60.8%
Materials                                       15.5
Utilities                                       11.6
Consumer Discretionary                           7.3
Consumer Staples                                 4.8
                                               -----
   Total                                       100.0%
                                               =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

GLOBAL DIVIDEND TARGET 15 PORTFOLIO

Over the year ended December 31, 2008, the Global Dividend Target 15 Portfolio posted a total return of -42.78% versus -40.71% for the Morgan Stanley Capital International Developed Markets World Index over the same period. The NAV decreased from $23.96 to $13.71 during the period.

Of the Portfolio's 15 stocks, all declined over the period. The top three performing stocks, by contribution to return, were Home Depot Inc. (HD), Verizon Communications Inc. (VZ), and AT&T Inc. (T). The worst-performing stocks, by percentage loss, were Citigroup Inc. (C), GKN PLC (306465), and General Motors Corp. (GM).

The Hang Seng Index stocks held up the best in the portfolio over the period led by two utilities, Cheung Kong Infrastructure & Hongkong Electric Holdings. General Motors was the worst performer in the portfolio for 2008 as high gas prices hurt sales of the company's highly profitable trucks and SUVs and the company's financial situation rapidly deteriorated during the fourth quarter of 2008. Citigroup also hurt the portfolio's performance as the company's shares sank under increasing write-offs amid deteriorating credit market conditions.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2008
                                    [GRAPH]

Global Dividend Target 15     MSCI Developed Market
       Portfolio                    World Index
--------------------------    ---------------------
Oct-99      10000                      10000
Dec-99       9710                      11411
Dec-00       9900                       9908
Dec-01       9660                       8241
Dec-02       8240                       6602
Dec-03      11050                       8788
Dec-04      13860                      10081
Dec-05      15270                      11038
Dec-06      21140                      13252
Dec-07      23960                      14450
Dec-08      13710                       8567

RETURN COMPARISON                                   PERIODS ENDED DEC. 31, 2008

                                                         1 YEAR      CUMULATIVE    AVERAGE ANNUAL        5 YEAR
                                          INCEPTION      ANNUAL         TOTAL       TOTAL RETURN     AVERAGE ANNUAL
                                            DATE      TOTAL RETURN     RETURN     (SINCE INCEPTION)   TOTAL RETURN
                                          ---------   ------------   ----------   -----------------  --------------
Global Dividend Target 15 Portfolio        10/6/99       -42.78%        37.10%         3.47%              4.41%
MSCI Developed Markets World Index (a)                   -40.71        -14.33         -1.66              -0.51

(a) The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg)

Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

GLOBAL DIVIDEND TARGET 15 PORTFOLIO (CONTINUED)

                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-----------------------------------------   -----------
Cheung Kong Infrastructure Holdings Ltd.        12.2%
Hongkong Electric Holdings Ltd.                 11.9
Home Depot (The), Inc.                          10.3
PCCW Ltd.                                       10.1
Pfizer, Inc.                                     9.2
Tate & Lyle PLC                                  7.9
Yue Yuen Industrial (Holdings) Ltd.              6.6
General Electric Company                         5.2
Logica PLC                                       5.1
Ladbrokes PLC                                    5.0
                                               -----
   Total                                        83.5%
                                               =====


                                            % OF TOTAL
INDUSTRY                                    INVESTMENTS
-----------------------------------------   -----------
Consumer Discretionary                          26.3%
Utilities                                       24.1
Telecommunication Services                      14.5
Health Care                                      9.2
Consumer Staples                                 7.9
Financials                                       7.7
Industrials                                      5.2
Information Technology                           5.1
                                               -----
  Total                                        100.0%
                                               =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

S&P(R) TARGET 24 PORTFOLIO

Over the year ended December 31, 2008, the S&P(R) Target 24 Portfolio posted a total return of -27.85% versus -37.00% for the S&P 500(R) Index over the same period. The NAV decreased from $9.66 to $6.97 during the period.

Of the Portfolio's 24 stocks, 3 advanced and 21 declined over the period. The top three performing stocks, by contribution to return, were Anheuser-Busch
(BUD), Apollo Group Inc. (Cl A) (APOL), and AutoZone Inc. (AZO). The worst-performing stocks, by percentage loss, were MEMC Electronic Materials Inc.
(WFR), PepsiCo Inc. (PEP), and Lockheed Martin Corp. (LMT).

Financials were the biggest contributor to the portfolio's performance on a relative basis, as the portfolio's holdings greatly outperformed the benchmark sector. Outperformance from the energy and consumer discretionary sectors versus their benchmark sectors also helped relative portfolio performance. Portfolio performance was hurt by relative underperformance in the health care and information technology sectors.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2008
                                    [GRAPH]

  S&P(R) Target 24
     Portfolio          S&P 500(R) Index
  ----------------      ----------------
Oct-99    10000             10000
Dec-99    11830             11115
Dec-00     9540             10104
Dec-01     7190              8903
Dec-02     6140              6935
Dec-03     7260              8920
Dec-04     8660              9895
Dec-05     9020             10381
Dec-06     9280             12021
Dec-07     9660             12681
Dec-08     6970              7989

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2008

                                                         1 YEAR      CUMULATIVE      AVERAGE ANNUAL           5 YEAR
                                          INCEPTION      ANNUAL        TOTAL          TOTAL RETURN        AVERAGE ANNUAL
                                            DATE      TOTAL RETURN   RETURN (b)   (SINCE INCEPTION) (b)    TOTAL RETURN
                                          ---------   ------------   ----------   ---------------------   --------------
S&P(R) Target 24 Portfolio                 10/6/99       -27.85%       -30.30%            -3.83%              -1.77%
S&P 500(R) Index (a)                                     -37.00        -20.11             -2.40               -2.18

(a) The Standard & Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

(b) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the S&P(R) Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Portfolios primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

S&P(R) TARGET 24 PORTFOLIO (CONTINUED)

                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-----------------------------------------   -----------
Exxon Mobil Corp.                               15.3%
Chubb (The), Corp.                              13.3
Lockheed Martin Corp.                            9.3
Aon Corp.                                        9.2
PepsiCo, Inc.                                    8.9
Medco Health Solutions, Inc.                     8.0
Express Scripts, Inc.                            4.9
Altera Corp.                                     4.6
Apollo Group, Inc., Class A                      4.1
Verizon Communications, Inc.                     3.8
                                               -----
  Total                                         81.4%
                                               =====

                                            % OF TOTAL
INDUSTRY                                    INVESTMENTS
-----------------------------------------   -----------
Financials                                      23.4%
Energy                                          15.9
Health Care                                     14.2
Industrials                                     12.4
Consumer Discretionary                          10.7
Consumer Staples                                 9.7
Information Technology                           9.5
Telecommunication Services                       4.2
                                               -----
   Total                                       100.0%
                                               =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

NASDAQ(R) TARGET 15 PORTFOLIO

Over the year ended December 31, 2008, the NASDAQ(R) Target 15 Portfolio posted a total return of -50.89% versus -41.56% for the NASDAQ(R) 100 Index over the same period. The NAV decreased from $12.38 to $6.08 during the period.

Of the Portfolio's 15 stocks, 1 advanced and 14 declined over the period. The top three performing stocks, by contribution to return, were Apollo Group Inc. (Cl A) (APOL), Check Point Software Technologies Ltd. (CHKP), and American Eagle Outfitters Inc. (AEO). The worst-performing stocks, by percentage loss, were Intuitive Surgical Inc. (ISRG), Research In Motion Ltd. (RIMM), and Foster Wheeler Ltd. (FWLT).

Consumer discretionary stocks, led by Apollo Group, were the biggest contributor to the portfolio's performance on a relative basis against the benchmark. Information technology also posted a positive relative contribution due largely to an underweight position in the sector relative to the benchmark. Health care was the biggest drag on relative performance due to poor performance from the portfolio's holdings in the sector. Overweights in telecommunication services and materials also hurt the portfolio's performance.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2008
                                    [GRAPH]

 NASDAQ(R) Target 15
      Portfolio           NASDAQ(R) 100 Index
 -------------------      -------------------
Oct-99      10000             10000
Dec-99      14600             14644
Dec-00      12880              9251
Dec-01       9250              6234
Dec-02       6830              3894
Dec-03       9290              5820
Dec-04       9040              6447
Dec-05       9340              6570
Dec-06      10170              7048
Dec-07      12380              8404
Dec-08       6080              4911

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2008

                                                         1 YEAR      CUMULATIVE     AVERAGE ANNUAL       5 YEAR
                                          INCEPTION      ANNUAL        TOTAL        TOTAL RETURN      AVERAGE ANNUAL
                                             DATE     TOTAL RETURN     RETURN     (SINCE INCEPTION)    TOTAL RETURN
                                          ---------   ------------   ----------   -----------------   --------------
NASDAQ(R) Target 15 Portfolio              10/6/99       -50.89%       -39.20%          -5.24%             -8.13%
NASDAQ(R) 100 Index (a)                                  -41.56        -50.89           -7.40              -3.34

(a) The NASDAQ(R) 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ(R). (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

NASDAQ(R) TARGET 15 PORTFOLIO (CONTINUED)

                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-----------------------------------------   -----------
Apollo Group, Inc., Class A                     15.6%
Express Scripts, Inc.                           12.1
Intel Corp.                                      8.8
Microsoft Corp.                                  8.6
Google, Inc., Class A                            7.0
Apple, Inc.                                      6.8
Sigma-Aldrich Corp.                              6.6
Intuitive Surgical, Inc.                         6.0
Millicom International Cellular S.A.             5.6
Research In Motion Ltd.                          5.6
                                               -----
  Total                                         82.7%
                                               =====

                                            % OF TOTAL
INDUSTRY                                    INVESTMENTS
-----------------------------------------   -----------
Information Technology                          44.3%
Consumer Discretionary                          18.7
Health Care                                     18.1
Materials                                        9.2
Telecommunication Services                       5.6
Industrial                                       4.1
                                               ------
   Total                                       100.0%
                                               =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO

Over the year ended December 31, 2008, the First Trust Target Focus Four Portfolio posted a total return of -43.83% versus -37.00% for the S&P 500(R) Index over the same period. The NAV decreased from $5.75 to $3.23 during the period.

Of the Portfolio's 129 stocks, 16 advanced and 113 declined over the period. The top three performing stocks, by contribution to return, were First Bancorp of Puerto Rico (FBP), First Niagara Financial Group Inc. (FNFG), and Alaska Air Group Inc. (ALK). The worst-performing stocks, by percentage loss, were Apple Inc. (AAPL), La-Z-Boy Inc. (LZB), and Nokia Corp. (ADR) (NOK).

The energy sector was the best performer on a relative basis due to an underweight position in the sector. Underweight positions in health care and industrials also led to positive relative contribution. Consumer discretionary was the biggest drag on relative performance due to a combination of poor performance relative to the benchmark and an overweight position in the sector. An overweight position in materials also hurt performance as the sector came under pressure during the second half of the year as global economic growth slowed. Poor performance from the information technology sector also hurt the portfolio's performance.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2008
                                    [GRAPH]

      First Trust Target
     Focus Four Portfolio           S&P 500(R) Index
     ----------------------         ----------------
Oct-99         10000                        10000
Dec-99         11400                        11115
Dec-00          8390                        10104
Dec-01          5400                         8903
Dec-02          3410                         6935
Dec-03          4670                         8920
Dec-04          5200                         9895
Dec-05          5230                        10381
Dec-06          5440                        12021
Dec-07          5750                        12681
Dec-08          3230                         7989

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2008

                                                                     1 YEAR      CUMULATIVE     AVERAGE ANNUAL        5 YEAR
                                                      INCEPTION      ANNUAL        TOTAL         TOTAL RETURN     AVERAGE ANNUAL
                                                        DATE      TOTAL RETURN     RETURN     (SINCE INCEPTION)    TOTAL RETURN
                                                      ---------   ------------   ----------   -----------------   --------------
First Trust Target Focus Four Portfolio (a)            10/6/99       -43.83%       -67.70%         -11.50%             -7.11%
S&P 500(R) Index (b)                                                 -37.00        -20.11           -2.40              -2.18

(a) Effective November 19, 2007, based upon determination of the Fund's Board of Trustees, the Portfolio changed its name from the First Trust 10 Uncommon Values Portfolio to the First Trust Target Focus Four Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.

(b) The Standard & Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (CONTINUED)

                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-----------------------------------------   -----------
Telefonica S.A., ADR                             5.7%
First BanCorp                                    5.0
Apple, Inc.                                      4.0
BHP Billiton Ltd., ADR                           3.8
First Niagara Financial Group, Inc.              3.6
Nokia Oyj Corp., ADR                             3.2
People's United Financial, Inc.                  2.7
Umpqua Holdings Corp.                            2.6
Sensient Technologies Corp.                      2.2
DTE Energy Company                               2.1
                                               -----
   Total                                        34.9%
                                               =====

                                            % OF TOTAL
INDUSTRY                                    INVESTMENTS
-----------------------------------------   -----------
Financials                                      32.4%
Consumer Discretionary                          12.3
Information Technology                          12.0
Materials                                       11.6
Utilities                                        8.3
Telecommunication Services                       8.0
Industrials                                      8.0
Energy                                           3.4
Consumer Staples                                 2.2
Health Care                                      1.8
                                               -----
   Total                                       100.0%
                                               =====

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

VALUE LINE(R) TARGET 25 PORTFOLIO

Over the year ended December 31, 2008, the Value Line(R) Target 25 Portfolio posted a total return of -54.82% versus -37.30% for the Russell 3000(R) Index over the same period. The NAV decreased from $5.91 to $2.67 during the period.

Of the Portfolio's 26 stocks, 2 advanced and 24 declined over the period. The top three performing stocks, by contribution to return, were Apollo Group Inc. (Cl A) (APOL), Axsys Technologies Inc. (AXYS), and Cypress Semiconductor Corp.
(CY). The worst-performing stocks, by percentage loss, were Potash Corp. of Saskatchewan Inc. (POT), Mosaic Co. (MOS), and Research In Motion Ltd. (RIMM).

Health care and telecommunication services both posted positive relative contributions to return. Health care benefitted from an underweight position relative to the benchmark while telecommunication services was overweight and outperformed the benchmark sector. The portfolio also benefitted from its policy of not holding financial companies as the sector was the worst performer in the benchmark for 2008. The materials sector was the biggest drag on relative performance. The portfolio had a large overweight position in this sector which came under pressure as global economic growth slowed over the period. Information technology also hurt portfolio returns as the portfolio suffered from poor performance and an overweight position in the sector.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2008
                                    [GRAPH]

         Value Line(R)
     Target 25 Portfolio      Russell 3000(R) index
    ---------------------     ---------------------
Oct-99        10000                  10000
Dec-99        16330                  11262
Dec-00         9320                  10420
Dec-01         4150                   9229
Dec-02         2370                   7241
Dec-03         3340                   9500
Dec-04         4060                  10631
Dec-05         4860                  11285
Dec-06         5000                  13069
Dec-07         5910                  13755
Dec-08         2670                   8624

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2008

                                                                     1 YEAR      CUMULATIVE      AVERAGE ANNUAL          5 YEAR
                                                      INCEPTION      ANNUAL        TOTAL          TOTAL RETURN        AVERAGE ANNUAL
                                                        DATE      TOTAL RETURN   RETURN (b)   (SINCE INCEPTION) (b)   TOTAL RETURN
                                                      ---------   ------------   ----------   ---------------------   --------------
Value Line(R) Target 25 Portfolio                      10/6/99       -54.82%       -73.30%           -13.31%              -4.38%
Russell 3000(R) Index (a)                                            -37.30        -13.76             -1.59               -1.92

(a) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg)

(b) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Portfolios primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

VALUE LINE(R) TARGET 25 PORTFOLIO (CONTINUED)

                                            % OF TOTAL
TOP 10 HOLDINGS                             INVESTMENTS
-----------------------------------------   -----------
Telefonica S.A., ADR                            11.5%
BHP Billiton Ltd., ADR                          10.1
Potash Corp. of Saskatchewan, Inc.               8.5
Southern Copper Corp.                            7.7
Apple, Inc.                                      7.2
Nokia Oyj Corp., ADR                             6.8
Apollo Group, Inc., Class A                      6.7
Mosaic (The), Company                            6.1
Research In Motion Ltd.                          5.8
National Oilwell Varco, Inc.                     4.5
                                               -----
   Total                                        74.9%
                                               =====

                                            % OF TOTAL
INDUSTRY                                    INVESTMENTS
-----------------------------------------   -----------
Materials                                       32.4%
Information Technology                          25.7
Consumer Discretionary                          14.2
Telecommunication Services                      11.5
Industrials                                      9.1
Energy                                           4.5
Health Care                                      2.6
                                               -----
  Total                                        100.0%
                                               =====

FIRST DEFINED PORTFOLIO FUND, LLC
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2008

As a shareholder of the Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio or Value Line (R) Target 25 Portfolio (the "Portfolios"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2008 to December 31, 2008.

                                 ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              HYPOTHETICAL
                                                        ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                             ------------------------------------  -----------------------------------
                                                                       EXPENSES                             EXPENSES
                                              BEGINNING     ENDING    PAID DURING  BEGINNING     ENDING    PAID DURING
                                               ACCOUNT     ACCOUNT    PERIOD (a)    ACCOUNT     ACCOUNT     PERIOD (a)
                                                VALUE        VALUE    07/01/2008-    VALUE       VALUE     07/01/2008-  EXPENSE
                                             07/01/2008   12/31/2008  12/31/2008   07/01/2008  12/31/2008  12/31/2008    RATIO
                                             -----------  ----------  -----------  ----------  ----------  -----------  -------
Target Managed VIP Portfolio ..............  $ 1,000.00    $ 645.40     $ 6.08     $ 1,000.00  $ 1,017.75    $ 7.46       1.47% (b)
The Dow(R) DART 10 Portfolio ..............    1,000.00      833.30       6.77       1,000.00    1,017.75      7.46       1.47 (b)
The Dow(R) Target Dividend Portfolio ......    1,000.00      812.30       6.70       1,000.00    1,017.75      7.46       1.47 (b)
Global Dividend Target 15 Portfolio .......    1,000.00      691.70       6.25       1,000.00    1,017.75      7.46       1.47 (b)
S&P(R) Target 24 Portfolio ................    1,000.00      826.80       6.75       1,000.00    1,017.75      7.46       1.47 (b)
NASDAQ(R) Target 15 Portfolio .............    1,000.00      608.60       5.94       1,000.00    1,017.75      7.46       1.47 (b)
First Trust Target Focus Four Portfolio ...    1,000.00      672.90       5.76       1,000.00    1,018.25      6.95       1.37 (b)
Value Line(R) Target 25 Portfolio .........    1,000.00      463.50       5.41       1,000.00    1,017.75      7.46       1.47 (b)

(a) Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).

(b)   These expense ratios reflect expense caps.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - 99.7%

              AEROSPACE & DEFENSE - 5.8%
    2,773     Axsys Technologies, Inc. (b) .....................................   $     152,127
   32,849     Honeywell International, Inc. ....................................       1,078,433
    7,502     Lockheed Martin Corp. ............................................         630,768
                                                                                   -------------
                                                                                       1,861,328
                                                                                   -------------
              BEVERAGES - 1.9%
   11,062     PepsiCo, Inc. ....................................................         605,866
                                                                                   -------------
              CAPITAL MARKETS - 0.2%
    7,967     Janus Capital Group, Inc. ........................................          63,975
                                                                                   -------------
              CHEMICALS - 1.9%
    6,716     Koppers Holdings, Inc. ...........................................         145,200
    4,401     Mosaic (The), Company ............................................         152,275
    3,189     Potash Corp. of Saskatchewan, Inc. ...............................         233,499
    1,809     Sigma-Aldrich Corp. ..............................................          76,412
                                                                                   -------------
                                                                                         607,386
                                                                                   -------------
              COMMERCIAL BANKS - 4.0%
   16,653     Barclays PLC, ADR ................................................         163,199
    7,988     HSBC Holdings PLC, ADR ...........................................         388,776
   14,109     Intesa Sanpaolo, ADR .............................................         304,331
   17,766     Lloyds TSB Group PLC, ADR ........................................         136,798
    3,837     Royal Bank of Scotland Group PLC, ADR ............................          58,668
   23,070     Societe Generale, ADR ............................................         239,928
                                                                                   -------------
                                                                                       1,291,700
                                                                                   -------------
              COMMERCIAL SERVICES & SUPPLIES - 0.3%
    5,817     GeoEye, Inc. (b) .................................................         111,861
                                                                                   -------------
              COMMUNICATIONS EQUIPMENT - 3.9%
   30,557     Harmonic, Inc. (b) ...............................................         171,425
   38,808     Nokia Oyj Corp., ADR .............................................         605,405
   11,722     Research In Motion Ltd. (b) ......................................         475,679
                                                                                   -------------
                                                                                       1,252,509
                                                                                   -------------
              COMPUTERS & PERIPHERALS - 10.0%
   18,117     Apple, Inc. (b) ..................................................       1,546,286
   18,257     International Business Machines Corp. ............................       1,536,509
   10,839     Novatel Wireless, Inc. (b) .......................................          50,293
    6,884     Stratasys, Inc. (b) ..............................................          74,003
    3,356     Western Digital Corp. (b) ........................................          38,426
                                                                                   -------------
                                                                                       3,245,517
                                                                                   -------------
              CONSTRUCTION & ENGINEERING - 1.5%
    1,564     Foster Wheeler Ltd. (b) ..........................................          36,566
    1,222     Jacobs Engineering Group, Inc. (b) ...............................          58,778
    6,987     Layne Christensen Company (b) ....................................         167,758
    9,237     Perini Corp. (b) .................................................         215,961
                                                                                   -------------
                                                                                         479,063
                                                                                   -------------
              DIVERSIFIED CONSUMER SERVICES - 1.7%
    7,132     Apollo Group, Inc., Class A (b) ..................................         546,454
                                                                                   -------------

                       See Notes to Financial Statements.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)
              DIVERSIFIED FINANCIAL SERVICES - 4.7%
   25,072     Fortis, ADR ......................................................   $      29,084
   17,063     ING Groep N.V., ADR ..............................................         189,399
   41,044     JPMorgan Chase & Company .........................................       1,294,117
                                                                                   -------------
                                                                                       1,512,600
                                                                                   -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 9.6%
   12,399     BT Group PLC, ADR ................................................         247,732
      291     CenturyTel, Inc. .................................................           7,953
   30,536     Deutsche Telekom AG, ADR .........................................         467,201
   18,605     France Telecom S.A., ADR .........................................         522,242
   19,741     Premiere Global Services, Inc. (b) ...............................         169,970
    4,861     Qwest Communications International, Inc. .........................          17,694
   21,488     Telecom Italia SpA, ADR ..........................................         349,180
   15,925     Telefonica S.A., ADR .............................................       1,073,186
    7,637     Verizon Communications, Inc. .....................................         258,894
                                                                                   -------------
                                                                                       3,114,052
                                                                                   -------------
              ELECTRICAL EQUIPMENT - 0.9%
   15,866     EnerSys (b) ......................................................         174,526
    2,713     Rockwell Automation, Inc. ........................................          87,467
      772     SunPower Corp., Class B (b) ......................................          23,500
                                                                                   -------------
                                                                                         285,493
                                                                                   -------------
              ELECTRONIC EQUIPMENT,INSTRUMENTS & COMPONENTS - 0.5%
    3,085     FLIR Systems, Inc. (b) ...........................................          94,648
   12,060     Methode Electronics, Inc. ........................................          81,284
                                                                                   -------------
                                                                                         175,932
                                                                                   -------------
              ENERGY EQUIPMENT & SERVICES - 0.6%
    2,850     Bolt Technology Corp. (b) ........................................          19,836
      352     ENSCO International, Inc. ........................................           9,993
    6,049     NATCO Group, Inc., Class A (b) ...................................          91,824
    3,541     National Oilwell Varco, Inc. (b) .................................          86,542
                                                                                   -------------
                                                                                         208,195
                                                                                   -------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
    2,866     Cynosure, Inc., Class A (b) ......................................          26,166
      806     Intuitive Surgical, Inc. (b) .....................................         102,354
    6,032     SurModics, Inc. (b) ..............................................         152,429
                                                                                   -------------
                                                                                         280,949
                                                                                   -------------
              HEALTH CARE PROVIDERS & SERVICES - 4.8%
    3,935     Air Methods Corp. (b) ............................................          62,921
    8,653     Amedisys, Inc. (b) ...............................................         357,715
    3,168     Emergency Medical Services Corp., Class A (b) ....................         115,980
    8,850     Express Scripts, Inc. (b) ........................................         486,573
   12,963     Medco Health Solutions, Inc. (b) .................................         543,279
                                                                                   -------------
                                                                                       1,566,468
                                                                                   -------------
              HOUSEHOLD DURABLES - 0.5%
    4,594     Garmin Ltd. ......................................................          88,067
    4,871     Universal Electronics, Inc. (b) ..................................          79,008
                                                                                   -------------
                                                                                         167,075
                                                                                   -------------

                       See Notes to Financial Statements.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008


   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

              HOUSEHOLD PRODUCTS - 0.2%
      959     Clorox (The) Company .............................................   $      53,282
                                                                                   -------------
              INDUSTRIAL CONGLOMERATES - 0.1%
    2,260     McDermott International, Inc. (b) ................................          22,329
                                                                                   -------------
              INSURANCE - 6.5%
   37,590     Aegon N.V. .......................................................         227,419
   20,083     AmTrust Financial Services, Inc. .................................         232,963
   13,646     Aon Corp. ........................................................         623,349
   17,723     Chubb (The), Corp. ...............................................         903,873
    7,888     eHealth, Inc. (b) ................................................         104,753
                                                                                   -------------
                                                                                       2,092,357
                                                                                   -------------
              INTERNET & CATALOG RETAIL - 0.2%
      852     Priceline.com, Inc. (b) ..........................................          62,750
                                                                                   -------------
              INTERNET SOFTWARE & SERVICES - 2.6%
      252     Baidu.com, Inc., ADR (b) .........................................          32,904
    2,541     Google, Inc., Class A (b) ........................................         781,739
    9,618     TheStreet.Com, Inc. ..............................................          27,892
                                                                                   -------------
                                                                                         842,535
                                                                                   -------------
              IT SERVICES - 1.4%
   21,863     CyberSource Corp. (b) ............................................         262,137
   41,096     Sapient Corp. (b) ................................................         182,466
                                                                                   -------------
                                                                                         444,603
                                                                                   -------------
              LIFE SCIENCES TOOLS & SERVICES - 0.6%
    4,827     Kendle International, Inc. (b) ...................................         124,150
    2,397     Waters Corp. (b) .................................................          87,850
                                                                                   -------------
                                                                                         212,000
                                                                                   -------------
              MACHINERY - 2.8%
    6,151     Columbus McKinnon Corp. (b) ......................................          83,961
    1,652     Dynamic Materials Corp. ..........................................          31,900
    5,417     Middleby (The), Corp. (b) ........................................         147,722
    2,990     Parker Hannifin Corp. ............................................         127,195
    7,049     RBC Bearings, Inc. (b) ...........................................         142,954
   10,688     Robbins & Myers, Inc. ............................................         172,825
    5,524     Sun Hydraulics Corp. .............................................         104,072
    6,220     Tennant Company ..................................................          95,788
                                                                                   -------------
                                                                                         906,417
                                                                                   -------------
              MEDIA - 4.4%
   62,009     Walt Disney (The), Company .......................................       1,406,984
                                                                                   -------------
              METALS & MINING - 3.0%
   16,765     BHP Billiton Ltd., ADR ...........................................         719,218
    3,515     Olympic Steel, Inc. ..............................................          71,601
    8,922     Southern Copper Corp. ............................................         143,287
    3,326     Steel Dynamics, Inc. .............................................          37,185
                                                                                   -------------
                                                                                         971,291
                                                                                   -------------

                       See Notes to Financial Statements.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008


   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

              OIL,GAS & CONSUMABLE FUELS - 5.8%
    9,091     ENI SpA, ADR .....................................................   $     434,732
   13,048     Exxon Mobil Corp. ................................................       1,041,622
   21,624     StatoilHydro ASA, ADR ............................................         360,256
    1,323     Valero Energy Corp. ..............................................          28,630
                                                                                   -------------
                                                                                       1,865,240
                                                                                   -------------
              PROFESSIONAL SERVICES - 0.4%
    4,778     ICF International, Inc. (b) ......................................         117,395
                                                                                   -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.8%
   18,734     Altera Corp. .....................................................         313,045
    2,830     Cypress Semiconductor Corp. (b) ..................................          12,650
   63,401     Intel Corp. ......................................................         929,459
   15,125     MEMC Electronic Materials, Inc. (b) ..............................         215,985
   14,956     National Semiconductor Corp. .....................................         150,607
    6,925     Netlogic Microsystems, Inc. (b) ..................................         152,419
    6,069     NVIDIA Corp. (b) .................................................          48,977
    9,365     Power Integrations, Inc. .........................................         186,176
    1,743     Sigma Designs, Inc. (b) ..........................................          16,558
   46,854     TriQuint Semiconductor, Inc. (b) .................................         161,178
                                                                                   -------------
                                                                                       2,187,054
                                                                                   -------------
              SOFTWARE - 8.6%
   11,546     EPIQ Systems, Inc. (b) ...........................................         192,934
   10,042     JDA Software Group, Inc. (b) .....................................         131,851
  125,200     Microsoft Corp. ..................................................       2,433,888
   10,179     Radiant Systems, Inc. (b) ........................................          34,303
                                                                                   -------------
                                                                                       2,792,976
                                                                                   -------------
              SPECIALTY RETAIL - 1.5%
    1,382     AutoZone, Inc. (b) ...............................................         192,747
    9,065     Best Buy Company, Inc. ...........................................         254,817
    1,615     GameStop Corp., Class A (b) ......................................          34,981
                                                                                   -------------
                                                                                         482,545
                                                                                   -------------
              TEXTILES,APPAREL & LUXURY GOODS - 0.3%
      625     Deckers Outdoor Corp. (b) ........................................          49,919
    2,354     Fossil, Inc. (b) .................................................          39,312
                                                                                   -------------
                                                                                          89,231
                                                                                   -------------
              TRADING COMPANY & DISTRIBUTORS - 0.7%
    8,217     Kaman Corp. ......................................................         148,974
    8,542     Rush Enterprises, Inc., Class A (b) ..............................          73,205
                                                                                   -------------
                                                                                         222,179
                                                                                   -------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    1,115     Millicom International Cellular S.A. .............................          50,075
                                                                                   -------------
              TOTAL INVESTMENTS - 99.7% ........................................      32,197,666
              (Cost $55,912,400) (c)

              NET OTHER ASSETS AND LIABILITIES - 0.3% ..........................          83,528
                                                                                   -------------
              NET ASSETS - 100.0% ..............................................   $  32,281,194
                                                                                   =============

                       See Notes to Financial Statements.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
 DECEMBER 31, 2008

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $55,912,400. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $160,006 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $23,874,740.

ADR   American Depositary Receipt

SECURITY VALUATION INPUTS

A summary of inputs used to value the Portfolio's investments as of December 31, 2008 is as follows (See Note 2A-Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                    INVESTMENTS
-----------------------------------------------     -----------
Level 1 - Quoted Prices                             $32,197,666
Level 2 - Other Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs                    --
                                                    -----------
TOTAL                                               $32,197,666
                                                    ===========

                       See Notes to Financial Statements.

THE DOW(R) DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
 DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - 97.5%

              AEROSPACE & DEFENSE - 7.5%
   16,075     Honeywell International, Inc. ....................................   $     527,742
                                                                                   -------------
              COMPUTERS & PERIPHERALS - 10.6%
    8,937     International Business Machines Corp. ............................         752,138
                                                                                   -------------
              DIVERSIFIED FINANCIAL SERVICES - 13.3%
   33,584     Citigroup, Inc. ..................................................         225,349
   22,739     JPMorgan Chase & Company .........................................         716,961
                                                                                   -------------
                                                                                         942,310
                                                                                   -------------
              HOTELS,RESTAURANTS & LEISURE - 14.5%
   16,531     McDonald's Corp. .................................................       1,028,063
                                                                                   -------------
              MEDIA - 9.7%
   30,342     Walt Disney (The), Company .......................................         688,460
                                                                                   -------------
              OIL,GAS & CONSUMABLE FUELS - 11.7%
   10,357     Exxon Mobil Corp. ................................................         826,799
                                                                                   -------------
              PHARMACEUTICALS - 10.7%
   42,960     Pfizer, Inc. .....................................................         760,822
                                                                                   -------------
              SOFTWARE - 7.5%
   27,237     Microsoft Corp. ..................................................         529,487
                                                                                   -------------
              SPECIALTY RETAIL - 12.0%
   36,873     Home Depot (The), Inc ............................................         848,816
                                                                                   -------------
              TOTAL INVESTMENTS - 97.5% ........................................       6,904,637
              (Cost $8,975,955) (b)

              NET OTHER ASSETS AND LIABILITIES - 2.5% ..........................         176,153
                                                                                   -------------
              NET ASSETS - 100.0% ..............................................   $   7,080,790
                                                                                   =============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $8,975,955. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $73,915 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,145,233.

SECURITY VALUATION INPUTS

A summary of inputs used to value the Portfolio's investments as of December 31, 2008 is as follows (See Note 2A-Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                    INVESTMENTS
-----------------------------------------------     -----------
Level 1 - Quoted Prices                             $ 6,904,637
Level 2 - Other Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs                    --
                                                    -----------
TOTAL                                               $ 6,904,637
                                                    ===========

                       See Notes to Financial Statements.

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - 99.0%

              AUTO COMPONENTS - 4.8%
   93,085     Superior Industries International, Inc. ..........................   $     979,254
                                                                                   -------------
              CHEMICALS - 12.4%
   83,401     RPM International, Inc. ..........................................       1,108,399
   59,099     Sensient Technologies Corp. ......................................       1,411,284
                                                                                   -------------
                                                                                       2,519,683
                                                                                   -------------
              COMMERCIAL BANKS - 28.4%
  128,088     Colonial BancGroup (The), Inc. ...................................         265,142
  230,627     First BanCorp ....................................................       2,569,185
   71,870     KeyCorp ..........................................................         612,333
  109,166     South Financial Group (The), Inc. ................................         471,597
  112,566     Umpqua Holdings Corp. ............................................       1,628,830
   44,672     Wachovia Corp. ...................................................         247,483
                                                                                   -------------
                                                                                       5,794,570
                                                                                   -------------
              DIVERSIFIED FINANCIAL SERVICES - 6.1%
   39,290     JPMorgan Chase & Company .........................................       1,238,814
                                                                                   -------------
              HOUSEHOLD DURABLES - 2.2%
  204,049     La-Z-Boy, Inc. ...................................................         442,786
                                                                                   -------------
              INSURANCE - 6.0%
   38,542     Zenith National Insurance Corp. ..................................       1,216,771
                                                                                   -------------
              MEDIA - 0.2%
  116,980     Lee Enterprises, Inc. ............................................          47,962
                                                                                   -------------
              MULTI-UTILITIES - 11.5%
   38,050     DTE Energy Company ...............................................       1,357,244
   90,124     NiSource, Inc. ...................................................         988,660
                                                                                   -------------
                                                                                       2,345,904
                                                                                   -------------
              PAPER & FOREST PRODUCTS - 2.9%
   53,585     MeadWestvaco Corp. ...............................................         599,616
                                                                                   -------------
              THRIFTS & MORTGAGE FINANCE - 19.7%
  140,822     First Niagara Financial Group, Inc. ..............................       2,277,092
   97,294     People's United Financial, Inc. ..................................       1,734,752
  124,556     Washington Mutual, Inc. ..........................................           2,678
                                                                                   -------------
                                                                                       4,014,522
                                                                                   -------------
              TOBACCO - 4.8%
   32,574     Universal Corp. ..................................................         972,985
                                                                                   -------------
              TOTAL INVESTMENTS - 99.0% ........................................      20,172,867
              (Cost $33,200,800) (b)

              NET OTHER ASSETS AND LIABILITIES - 1.0% ..........................         195,884
                                                                                   -------------
              NET ASSETS - 100.0% ..............................................   $  20,368,751
                                                                                   =============

                       See Notes to Financial Statements.

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $33,200,800. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,088,453 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,116,386.

SECURITY VALUATION INPUTS

A summary of inputs used to value the Portfolio's investments as of December 31, 2008 is as follows (See Note 2A-Portfolio Valuation in the Notes to Financial Statements):


VALUATION INPUTS                                    INVESTMENTS
-----------------------------------------------     -----------
Level 1 - Quoted Prices                             $20,172,867
Level 2 - Other Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs                    --
                                                    -----------
TOTAL                                               $20,172,867
                                                    ===========

                       See Notes to Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008


   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - 98.7%

              HONG KONG - 45.2%
 1,539,849    BOC Hong Kong (Holdings) Ltd. (b)                                    $   1,762,494
 1,151,000    Cheung Kong Infrastructure Holdings Ltd. (b) .....................       4,346,596
   753,000    Hongkong Electric Holdings Ltd. (b) ..............................       4,239,386
 7,486,000    PCCW Ltd. (b) ....................................................       3,594,083
 1,189,000    Yue Yuen Industrial (Holdings) Ltd. (b) ..........................       2,360,691
                                                                                   -------------
                                                                                      16,303,250
                                                                                   -------------
              UNITED KINGDOM - 25.0%
   775,504    BT Group PLC (b) .................................................       1,559,622
   751,442    GKN PLC (b) ......................................................       1,046,261
   664,284    Ladbrokes PLC (b) ................................................       1,784,245
 1,807,304    Logica PLC (b) ...................................................       1,816,903
   482,978    Tate & Lyle PLC (b) ..............................................       2,814,166
                                                                                   -------------
                                                                                       9,021,197
                                                                                   -------------
              UNITED STATES - 28.5%
   144,449    Citigroup, Inc. ..................................................         969,253
   113,307    General Electric Company .........................................       1,835,573
   167,230    General Motors Corp. .............................................         535,136
   158,580    Home Depot (The), Inc. ...........................................       3,650,512
   184,755    Pfizer, Inc. .....................................................       3,272,011
                                                                                   -------------
                                                                                      10,262,485
                                                                                   -------------
              TOTAL INVESTMENTS - 98.7% ........................................      35,586,932
              (Cost $65,758,099) (c)

              NET OTHER ASSETS AND LIABILITIES - 1.3% ..........................         476,565
                                                                                   -------------
              NET ASSETS - 100.0% ..............................................   $  36,063,497
                                                                                   =============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security is fair valued in accordance with procedures adopted by the Board of Trustees.

(c) Aggregate cost for federal income tax purposes is $65,758,099. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $30,171,167.

SECURITY VALUATION INPUTS

A summary of inputs used to value the Portfolio's investments as of December 31, 2008 is as follows (See Note 2A- Portfolio Valuation in the Notes to Financial Statements):


VALUATION INPUTS                                    INVESTMENTS
-----------------------------------------------     -----------
Level 1 - Quoted Prices                             $10,262,485
Level 2 - Other Significant Observable Inputs        25,324,447
Level 3 - Significant Unobservable Inputs                    --
                                                    -----------
TOTAL                                               $35,586,932
                                                    ===========

                       See Notes to Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

Electric Utilities ............................   23.8%
Diversified Telecommunication Services ........   14.3
Specialty Retail ..............................   10.1
Pharmaceuticals ...............................    9.1
Food Products .................................    7.8
Textiles, Apparel & Luxury Goods ..............    6.5
Industrial Conglomerates ......................    5.1
IT Services ...................................    5.0
Hotels, Restaurants & Leisure .................    5.0
Commercial Banks ..............................    4.9
Auto Components ...............................    2.9
Diversified Financial Services ................    2.7
Automobiles ...................................    1.5
Net Other Assets and Liabilities ..............    1.3
                                                 -----
                                                 100.0%
                                                 =====

                       See Notes to Financial Statements.

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - 106.8%

              AEROSPACE & DEFENSE - 9.9%
    9,140     Lockheed Martin Corp. ............................................   $     768,491
                                                                                   -------------
              BEVERAGES - 9.5%
   13,480     PepsiCo, Inc. ....................................................         738,300
                                                                                   -------------
              CAPITAL MARKETS - 1.0%
    9,710     Janus Capital Group, Inc. ........................................          77,971
                                                                                   -------------
              COMPUTERS & PERIPHERALS - 0.0%
    3,764     Seagate Technology, Inc. (Escrow Shares) (b) (c) .................               0
                                                                                   -------------
              DIVERSIFIED CONSUMER SERVICES - 4.4%
    4,427     Apollo Group, Inc., Class A (b) ..................................         339,197
                                                                                   -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 4.5%
      355     CenturyTel, Inc. .................................................           9,702
    5,921     Qwest Communications International, Inc. .........................          21,552
    9,307     Verizon Communications, Inc. .....................................         315,507
                                                                                   -------------
                                                                                         346,761
                                                                                   -------------
              ELECTRICAL EQUIPMENT - 1.4%
    3,306     Rockwell Automation, Inc. ........................................         106,585
                                                                                   -------------
              ENERGY EQUIPMENT & SERVICES - 0.1%
      427     ENSCO International, Inc. ........................................          12,123
                                                                                   -------------
              HEALTH CARE PROVIDERS & SERVICES - 13.8%
    7,436     Express Scripts, Inc. (b) ........................................         408,831
   15,796     Medco Health Solutions, Inc. (b) .................................         662,010
                                                                                   -------------
                                                                                       1,070,841
                                                                                   -------------
              HOUSEHOLD PRODUCTS - 0.8%
    1,169     Clorox (The) Company .............................................          64,950
                                                                                   -------------
              INSURANCE - 24.0%
   16,633     Aon Corp. ........................................................         759,796
   21,597     Chubb (The), Corp. ...............................................       1,101,447
                                                                                   -------------
                                                                                       1,861,243
                                                                                   -------------
              LIFE SCIENCES TOOLS & SERVICES - 1.4%
    2,922     Waters Corp. (b) .................................................         107,091
                                                                                   -------------
              MACHINERY - 2.0%
    3,644     Parker Hannifin Corp. ............................................         155,016
                                                                                   -------------
              OIL,GAS & CONSUMABLE FUELS - 16.8%
   15,902     Exxon Mobil Corp. ................................................       1,269,457
    1,615     Valero Energy Corp. ..............................................          34,949
                                                                                   -------------
                                                                                       1,304,406
                                                                                   -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.2%
   22,832     Altera Corp. .....................................................         381,523
   15,618     MEMC Electronic Materials, Inc. (b) ..............................         223,025
   18,227     National Semiconductor Corp. .....................................         183,546
                                                                                   -------------
                                                                                         788,094
                                                                                   -------------

                       See Notes to Financial Statements.

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

              SPECIALTY RETAIL - 7.0%
    1,683     AutoZone, Inc. (b) ...............................................   $     234,728
   11,049     Best Buy Company, Inc. ...........................................         310,587
                                                                                   -------------
                                                                                         545,315
                                                                                   -------------
              TOTAL INVESTMENTS - 106.8% .......................................       8,286,384
              (Cost $9,979,264) (d)

              NET OTHER ASSETS AND LIABILITIES - (6.8%). .......................        (528,321)
                                                                                   -------------
              NET ASSETS - 100.0% ..............................................   $   7,758,063
                                                                                   =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Board of Trustees.

(d) Aggregate cost for federal income tax purposes is $9,979,264. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $120,179 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,813,059.

SECURITY VALUATION INPUTS

A summary of inputs used to value the Portfolio's investments as of December 31, 2008 is as follows (See Note 2A-Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                    INVESTMENTS
-----------------------------------------------     -----------
Level 1 - Quoted Prices                             $ 8,286,384
Level 2 - Other Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs                    --
                                                    -----------
TOTAL                                               $ 8,286,384
                                                    ===========

                       See Notes to Financial Statements.

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - 97.7%

              CHEMICALS - 6.5%
    4,874     Sigma-Aldrich Corp. ..............................................   $     205,878
                                                                                   -------------
              COMMUNICATIONS EQUIPMENT - 5.4%
    4,249     Research In Motion Ltd. (b) ......................................         172,424
                                                                                   -------------
              COMPUTERS & PERIPHERALS - 6.7%
    2,485     Apple, Inc. (b) ..................................................         212,095
                                                                                   -------------
              CONSTRUCTION & ENGINEERING - 4.0%
    5,446     Foster Wheeler Ltd. (b) ..........................................         127,327
                                                                                   -------------
              DIVERSIFIED CONSUMER SERVICES - 15.3%
    6,342     Apollo Group, Inc., Class A (b) ..................................         485,924
                                                                                   -------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 5.8%
    1,464     Intuitive Surgical, Inc. (b) .....................................         185,913
                                                                                   -------------
              HEALTH CARE PROVIDERS & SERVICES - 11.8%
    6,814     Express Scripts, Inc. (b) ........................................         374,634
                                                                                   -------------
              HOUSEHOLD DURABLES - 3.0%
    5,007     Garmin Ltd. ......................................................          95,984
                                                                                   -------------
              INTERNET SOFTWARE & SERVICES - 10.6%
      895     Baidu.com, Inc., ADR (b) .........................................         116,860
      710     Google, Inc., Class A (b) ........................................         218,432
                                                                                   -------------
                                                                                         335,292
                                                                                   -------------
              METALS & MINING - 2.5%
    7,227     Steel Dynamics, Inc. .............................................          80,798
                                                                                   -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.2%
   18,561     Intel Corp. ......................................................         272,104
   14,275     NVIDIA Corp. (b) .................................................         115,199
                                                                                   -------------
                                                                                         387,303
                                                                                   -------------
              SOFTWARE - 8.4%
   13,749     Microsoft Corp. ..................................................         267,281
                                                                                   -------------
              WIRELESS TELECOMMUNICATION SERVICES - 5.5%
    3,880     Millicom International Cellular S.A. .............................         174,251
                                                                                   -------------

              TOTAL INVESTMENTS - 97.7% ........................................       3,105,104
              (Cost $3,836,535) (c)

              NET OTHER ASSETS AND LIABILITIES - 2.3% ..........................          71,744
                                                                                   -------------
              NET ASSETS - 100.0% ..............................................   $   3,176,848
                                                                                   =============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $3,836,535. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $72,165 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $803,596.

ADR   American Depositary Receipt

                       See Notes to Financial Statements.

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

SECURITY VALUATION INPUTS

A summary of inputs used to value the Portfolio's investments as of December 31, 2008 is as follows (See Note 2A- Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                    INVESTMENTS
-----------------------------------------------     -----------
Level 1 - Quoted Prices                             $ 3,105,104
Level 2 - Other Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs                    --
                                                    -----------
TOTAL                                               $ 3,105,104
                                                    ===========

                       See Notes to Financial Statements.

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - 98.2%

               AEROSPACE & DEFENSE - 0.8%
      686     Axsys Technologies, Inc. (b) .....................................   $      37,634
                                                                                   -------------
              AIRLINES - 1.4%
    2,200     Alaska Air Group, Inc. (b) .......................................          64,350
                                                                                   -------------
              AUTO COMPONENTS - 1.5%
    6,796     Superior Industries International, Inc. ..........................          71,494
                                                                                   -------------
              AUTOMOBILES - 1.2%
      342     Daimler AG .......................................................          13,092
      994     Honda Motor Company Ltd., ADR ....................................          21,212
      315     Toyota Motor Corp., ADR ..........................................          20,614
                                                                                   -------------
                                                                                          54,918
                                                                                   -------------
              CAPITAL MARKETS - 0.8%
      545     Credit Suisse Group, ADR .........................................          15,402
      252     Deutsche Bank AG .................................................          10,254
      800     UBS AG (b) .......................................................          11,440
                                                                                   -------------
                                                                                          37,096
                                                                                   -------------
              CHEMICALS - 5.9%
    1,090     Mosaic (The), Company ............................................          37,714
      788     Potash Corp. of Saskatchewan, Inc. ...............................          57,697
    6,092     RPM International, Inc. ..........................................          80,963
    4,310     Sensient Technologies Corp. ......................................         102,923
                                                                                   -------------
                                                                                         279,297
                                                                                   -------------
              COMMERCIAL BANKS - 12.6%
      722     Allied Irish Banks PLC, ADR ......................................           3,386
      822     Barclays PLC, ADR ................................................           8,056
      457     Canadian Imperial Bank of Commerce ...............................          19,080
    9,354     Colonial BancGroup (The), Inc. ...................................          19,363
    1,373     Community Bank System, Inc. ......................................          33,488
   20,589     First BanCorp ....................................................         229,361
      449     KB Financial Group, Inc., ADR (b) ................................          11,764
    5,249     KeyCorp ..........................................................          44,721
      875     Lloyds TSB Group PLC, ADR ........................................           6,738
    3,573     Mitsubishi UFJ Financial Group, Inc., ADR ........................          22,188
      639     Royal Bank of Canada .............................................          18,953
      190     Royal Bank of Scotland Group PLC, ADR ............................           2,905
    7,975     South Financial Group (The), Inc. ................................          34,452
    8,220     Umpqua Holdings Corp. ............................................         118,943
    3,262     Wachovia Corp. ...................................................          18,071
                                                                                   -------------
                                                                                         591,469
                                                                                   -------------
              COMMUNICATIONS EQUIPMENT - 4.4%
    9,589     Nokia Oyj Corp., ADR .............................................         149,588
    1,394     Research In Motion Ltd. (b) ......................................          56,569
                                                                                   -------------
                                                                                         206,157
                                                                                   -------------

                       See Notes to Financial Statements.

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

             COMPUTERS & PERIPHERALS - 4.2%
    2,148    Apple, Inc. (b) ...................................................   $     183,332
    1,029    Hutchinson Technology, Inc. (b) ...................................           3,581
      831    Western Digital Corp. (b) .........................................           9,515
                                                                                   -------------
                                                                                         196,428
                                                                                   -------------

             CONSTRUCTION & ENGINEERING - 0.3%
      302    Jacobs Engineering Group, Inc. (b) ................................          14,526
                                                                                   -------------
             DISTRIBUTORS - 0.2%
    2,221    Audiovox Corp., Class A (b) .......................................          11,127
                                                                                   -------------
             DIVERSIFIED CONSUMER SERVICES - 0.7%
      412    Apollo Group, Inc., Class A (b) ...................................          31,567
                                                                                   -------------
             DIVERSIFIED FINANCIAL SERVICES - 2.1%
      841    ING Groep N.V., ADR ...............................................           9,335
    2,873    JPMorgan Chase & Company ..........................................          90,586
                                                                                   -------------
                                                                                          99,921
                                                                                   -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 7.8%
    1,508    Deutsche Telekom AG, ADR ..........................................          23,072
      917    France Telecom S.A., ADR ..........................................          25,740
    1,349    Nippon Telegraph & Telephone Corp., ADR ...........................          36,679
    1,065    Telecom Italia SpA, ADR ...........................................          17,306
    3,934    Telefonica S.A., ADR ..............................................         265,112
                                                                                   -------------
                                                                                         367,909
                                                                                   -------------
             ELECTRIC UTILITIES - 2.9%
    1,555    Idacorp, Inc. .....................................................          45,795
    1,563    Korea Electric Power Corp., ADR ...................................          18,146
    3,210    NV Energy, Inc. ...................................................          31,747
    2,097    Westar Energy, Inc. ...............................................          43,009
                                                                                   -------------
                                                                                         138,697
                                                                                   -------------
             ELECTRICAL EQUIPMENT - 0.1%
      200    SunPower Corp., Class B (b) .......................................           6,088
                                                                                   -------------
             ELECTRONIC EQUIPMENT,INSTRUMENTS & COMPONENTS - 1.5%
    1,388    Arrow Electronics, Inc. (b) .......................................          26,150
      763    FLIR Systems, Inc. (b) ............................................          23,409
    8,262    Kemet Corp. (b) ...................................................           2,231
    4,827    Vishay Intertechnology, Inc. (b) ..................................          16,508
                                                                                   -------------
                                                                                          68,298
                                                                                   -------------
             ENERGY EQUIPMENT & SERVICES - 1.3%
      878    National Oilwell Varco, Inc. (b) ..................................          21,458
      983    Tidewater, Inc. ...................................................          39,585
                                                                                   -------------
                                                                                          61,043
                                                                                   -------------
             FOOD PRODUCTS - 0.7%
    1,176    TreeHouse Foods, Inc. (b) .........................................          32,034
                                                                                   -------------
             GAS UTILITIES - 0.5%
      983    Atmos Energy Corp. ................................................          23,297
                                                                                   -------------

                       See Notes to Financial Statements.

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

              HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
       97     Intuitive Surgical, Inc. (b) .....................................   $      12,318
                                                                                   -------------
              HEALTH CARE PROVIDERS & SERVICES - 1.5%
    2,218     Kindred Healthcare, Inc. (b) .....................................          28,878
    1,863     LifePoint Hospitals, Inc. (b) ....................................          42,551
                                                                                   -------------
                                                                                          71,429
                                                                                   -------------
              HOTELS,RESTAURANTS & LEISURE - 1.0%
    2,051     Bob Evans Farms, Inc. ............................................          41,902
    1,845     O'Charley's, Inc. ................................................           3,690
                                                                                   -------------
                                                                                          45,592
                                                                                   -------------
              HOUSEHOLD DURABLES - 2.6%
      547     Garmin Ltd. ......................................................          10,486
   18,207     La-Z-Boy, Inc. ...................................................          39,509
      735     Mohawk Industries, Inc. (b) ......................................          31,583
      524     National Presto Industries, Inc. .................................          40,348
                                                                                   -------------
                                                                                         121,926
                                                                                   -------------
              INDUSTRIAL CONGLOMERATES - 0.1%
      557     McDermott International, Inc. (b) ................................           5,503
                                                                                   -------------
              INSURANCE - 9.8%
    1,856     Aegon N.V. .......................................................          11,229
    1,540     Allianz SE, ADR ..................................................          16,678
    1,881     American Financial Group, Inc. ...................................          43,037
      546     Everest Re Group Ltd. ............................................          41,572
    1,210     Hanover Insurance Group (The), Inc. ..............................          51,994
    1,944     HCC Insurance Holdings, Inc. .....................................          52,002
    1,564     Presidential Life Corp. ..........................................          15,468
      744     Safety Insurance Group, Inc. .....................................          28,317
    1,200     Selective Insurance Group, Inc. ..................................          27,516
      917     United Fire & Casualty Company ...................................          28,491
    1,867     W.R. Berkley Corp. ...............................................          57,877
    2,816     Zenith National Insurance Corp. ..................................          88,901
                                                                                   -------------
                                                                                         463,082
                                                                                   -------------
              INTERNET & CATALOG RETAIL - 0.3%
      209     Priceline.com, Inc. (b) ..........................................          15,393
                                                                                   -------------
              LEISURE EQUIPMENT & PRODUCTS - 0.5%
    1,169     Jakks Pacific, Inc. (b) ..........................................          24,116
                                                                                   -------------
              MACHINERY - 0.2%
      407     Dynamic Materials Corp. ..........................................           7,859
                                                                                   -------------
              MEDIA - 0.7%
      673     AH Belo Corp., Class A ...........................................           1,467
    3,146     Belo Corp., Class A ..............................................           4,908
   12,338     Lee Enterprises, Inc. ............................................           5,059
    1,563     Scholastic Corp. .................................................          21,226
                                                                                   -------------
                                                                                          32,660
                                                                                   -------------

                       See Notes to Financial Statements.

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

              METALS & MINING - 4.5%
    4,139     BHP Billiton Ltd., ADR ...........................................   $     177,563
    2,208     Southern Copper Corp. ............................................          35,460
                                                                                   -------------
                                                                                         213,023
                                                                                   -------------
              MULTI-UTILITIES - 4.7%
    1,274     Avista Corp. .....................................................          24,690
    2,776     DTE Energy Company ...............................................          99,020
    6,587     NiSource, Inc. ...................................................          72,259
    2,510     PNM Resources, Inc. ..............................................          25,301
                                                                                   -------------
                                                                                         221,270
                                                                                   -------------
              MULTILINE RETAIL - 0.6%
    2,803     Fred's Inc., Class A .............................................          30,160
                                                                                   -------------
              OIL,GAS & CONSUMABLE FUELS - 2.0%
    1,311     Cimarex Energy Company ...........................................          35,109
      447     ENI SpA, ADR .....................................................          21,376
      916     Repsol YPF S.A., ADR .............................................          19,703
    1,066     StatoilHydro ASA, ADR ............................................          17,760
                                                                                   -------------
                                                                                          93,948
                                                                                   -------------
              PAPER & FOREST PRODUCTS - 0.9%
    3,912     MeadWestvaco Corp. ...............................................          43,775
                                                                                   -------------
              PROFESSIONAL SERVICES - 1.5%
    2,861     Kelly Services Inc., Class A .....................................          37,222
      791     School Specialty, Inc. (b) .......................................          15,124
    3,761     Spherion Corp. (b) ...............................................           8,312
    1,517     Volt Information Sciences, Inc. (b) ..............................          10,968
                                                                                   -------------
                                                                                          71,626
                                                                                   -------------
              REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
    1,242     Colonial Properties Trust ........................................          10,346
                                                                                   -------------
              ROAD & RAIL - 1.9%
    4,373     Avis Budget Group, Inc. (b) ......................................           3,061
    1,599     Kansas City Southern (b) .........................................          30,461
    3,176     Werner Enterprises, Inc. .........................................          55,072
                                                                                   -------------
                                                                                          88,594
                                                                                   -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
    2,069     Actel Corp. (b) ..................................................          24,249
    2,061     Brooks Automation, Inc. (b) ......................................          11,974
      675     Cypress Semiconductor Corp. (b) ..................................           3,017
      571     MEMC Electronic Materials, Inc. (b) ..............................           8,154
    1,420     MKS Instruments, Inc. (b) ........................................          21,002
    2,189     Photronics, Inc. (b) .............................................           4,269
    9,480     RF Micro Devices, Inc. (b) .......................................           7,394
      429     Sigma Designs, Inc. (b) ..........................................           4,076
                                                                                   -------------
                                                                                          84,135
                                                                                   -------------

                       See Notes to Financial Statements.

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

              SPECIALTY RETAIL - 2.3%
    3,198     Collective Brands, Inc. (b) ......................................   $      37,481
      398     GameStop Corp., Class A (b) ......................................           8,621
    2,126     Jo-Ann Stores, Inc. (b) ..........................................          32,932
    2,391     Pep Boys-Manny, Moe & Jack (The) .................................           9,875
    1,411     Sonic Automotive, Inc., Class A ..................................           5,616
    1,876     Stage Stores, Inc. ...............................................          15,477
                                                                                   -------------
                                                                                         110,002
                                                                                   -------------
              TEXTILES,APPAREL & LUXURY GOODS - 0.5%
      155     Deckers Outdoor Corp. (b) ........................................          12,380
      579     Fossil, Inc. (b) .................................................           9,669
                                                                                   -------------
                                                                                          22,049
                                                                                   -------------
              THRIFTS & MORTGAGE FINANCE - 6.3%
    2,512     Corus Bankshares, Inc. ...........................................           2,788
   10,284     First Niagara Financial Group, Inc. ..............................         166,292
      774     FirstFed Financial Corp. (b) .....................................           1,355
    7,111     People's United Financial, Inc. ..................................         126,789
    7,886     Washington Mutual, Inc. ..........................................             170
                                                                                   -------------
                                                                                         297,394
                                                                                   -------------
              TOBACCO - 1.5%
    2,380     Universal Corp. ..................................................          71,091
                                                                                   -------------
              TRADING COMPANIES & DISTRIBUTORS - 1.6%
    1,489     GATX Corp. .......................................................          46,114
    2,986     United Rentals, Inc. (b) .........................................          27,232
                                                                                   -------------
                                                                                          73,346
                                                                                   -------------

              TOTAL INVESTMENTS - 98.2% ........................................       4,623,987
              (Cost $6,891,396) (c)

              NET OTHER ASSETS AND LIABILITIES - 1.8% ..........................          83,561
                                                                                   -------------
              NET ASSETS - 100.0% ..............................................   $   4,707,548
                                                                                   =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $6,891,396. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $84,478 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,351,887.

ADR   American Depositary Receipt

SECURITY VALUATION INPUTS

A summary of inputs used to value the Portfolio's investments as of December 31, 2008 is as follows (See Note 2A- Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                    INVESTMENTS
-----------------------------------------------     -----------
Level 1 - Quoted Prices                             $ 4,623,987
Level 2 - Other Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs                    --
                                                    -----------
TOTAL                                               $ 4,623,987
                                                    ===========

                       See Notes to Financial Statements.

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - 103.9%

              AEROSPACE & DEFENSE - 3.5%
     9,748    Axsys Technologies, Inc. (b) .....................................   $     534,775
                                                                                   -------------
              CHEMICALS - 15.2%
    27,673    Mosaic (The), Company ............................................         957,486
    18,392    Potash Corp. of Saskatchewan, Inc. ...............................       1,346,662
                                                                                   -------------
                                                                                       2,304,148
                                                                                   -------------
              COMMUNICATIONS EQUIPMENT - 13.1%
    68,460    Nokia Oyj Corp., ADR .............................................       1,067,976
    22,681    Research In Motion Ltd. (b) ......................................         920,395
                                                                                   -------------
                                                                                       1,988,371
                                                                                   -------------
              COMPUTERS & PERIPHERALS - 8.8%
    13,271    Apple, Inc. (b) ..................................................       1,132,680
    18,180    Western Digital Corp. (b) ........................................         208,161
                                                                                   -------------
                                                                                       1,340,841
                                                                                   -------------
              CONSTRUCTION & ENGINEERING - 3.2%
    10,060    Jacobs Engineering Group, Inc. (b) ...............................         483,886
                                                                                   -------------
              DIVERSIFIED CONSUMER SERVICES - 7.0%
    13,870    Apollo Group, Inc., Class A (b) ..................................       1,062,719
                                                                                   -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 12.0%
    27,021    Telefonica S.A., ADR .............................................       1,820,945
                                                                                   -------------
              ELECTRICAL EQUIPMENT - 0.7%
     3,744    SunPower Corp., Class B (b) ......................................         113,967
                                                                                   -------------
              ELECTRONIC EQUIPMENT,INSTRUMENTS & COMPONENTS - 2.2%
    10,848    FLIR Systems, Inc. (b) ...........................................         332,817
                                                                                   -------------
              ENERGY EQUIPMENT & SERVICES - 4.7%
    29,208    National Oilwell Varco, Inc. (b) .................................         713,844
                                                                                   -------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
     3,199    Intuitive Surgical, Inc. (b) .....................................         406,241
                                                                                   -------------
              HOUSEHOLD DURABLES - 2.3%
    18,198    Garmin Ltd. ......................................................         348,856
                                                                                   -------------
              INDUSTRIAL CONGLOMERATES - 1.2%
    18,626    McDermott International, Inc. (b) ................................         184,025
                                                                                   -------------
              INTERNET & CATALOG RETAIL - 1.5%
     3,127    Priceline.com, Inc. (b) ..........................................         230,304
                                                                                   -------------
              MACHINERY - 0.7%
     5,811    Dynamic Materials Corp. ..........................................         112,210
                                                                                   -------------
              METALS & MINING - 18.5%
    37,166    BHP Billiton Ltd., ADR ...........................................       1,594,421
    75,227    Southern Copper Corp. ............................................       1,208,146
                                                                                   -------------
                                                                                       2,802,567
                                                                                   -------------

                       See Notes to Financial Statements.

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2008

   SHARES                                  DESCRIPTION                                VALUE
-----------   ------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
   13,655     Cypress Semiconductor Corp. (b) ..................................   $      61,038
   19,039     MEMC Electronic Materials, Inc. (b) ..............................         271,877
    6,133     Sigma Designs, Inc. (b) ..........................................          58,264
                                                                                   -------------
                                                                                         391,179
                                                                                   -------------
              SPECIALTY RETAIL - 1.9%
   13,265     GameStop Corp., Class A (b) ......................................         287,320
                                                                                   -------------
              TEXTILES,APPAREL & LUXURY GOODS - 2.1%
    2,207     Deckers Outdoor Corp. (b) ........................................         176,273
    8,285     Fossil, Inc. (b) .................................................         138,359
                                                                                   -------------
                                                                                         314,632
                                                                                   -------------

              TOTAL INVESTMENTS - 103.9% .......................................      15,773,647
              (Cost $31,119,230) (c)

              NET OTHER ASSETS AND LIABILITIES - (3.9%). .......................        (587,260)
                                                                                   -------------
              NET ASSETS - 100.0% ..............................................   $  15,186,387
                                                                                   =============

------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $31,119,230. As of December 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $270,371 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,615,954.

ADR   American Depositary Receipt

SECURITY VALUATION INPUTS

A summary of inputs used to value the Portfolio's investments as of December 31, 2008 is as follows (See Note 2A- Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                    INVESTMENTS
-----------------------------------------------     -----------
Level 1 - Quoted Prices                             $15,773,647
Level 2 - Other Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs                    --
                                                    -----------
TOTAL                                               $15,773,647
                                                    ===========

                       See Notes to Financial Statements.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                                                                        THE DOW(R)       GLOBAL
                                                                          TARGET        THE DOW(R)        TARGET        DIVIDEND
                                                                        MANAGED VIP      DART 10         DIVIDEND       TARGET 15
                                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                       ------------    ------------    ------------    ------------
ASSETS:
Investments, at value (1) ..........................................   $ 32,197,666    $  6,904,637    $ 20,172,867    $ 35,586,932
Cash ...............................................................        230,266         214,596         269,282         450,338
Prepaid expenses ...................................................             --              68             124             168
Receivables:
       Dividends ...................................................         54,944          10,620          39,837         142,554
       Interest ....................................................             79              33              60              70
       Membership Interests purchased ..............................             --              --              --              --
       From Investment Advisor .....................................             --             751              --              --
Other assets .......................................................             --             162              --              --
                                                                       ------------    ------------    ------------    ------------
           Total Assets ............................................     32,482,955       7,130,867      20,482,170      36,180,062
                                                                       ------------    ------------    ------------    ------------
LIABILITIES:
Payables:
       Investment advisory fees ....................................          6,154              --           9,708           3,696
       Membership Interest servicing fees ..........................         27,283           5,194          16,915          30,585
       12b-1 service fees ..........................................          6,680           1,467           4,120           7,550
       Custodian fees ..............................................         13,126           1,897           3,141          17,005
       Administrative fees .........................................            695             153             428             785
       Audit fees ..................................................         17,000          17,000          17,000          17,000
       Legal fees ..................................................          4,816             927           2,465           6,561
       Printing fees ...............................................          6,288           6,288           6,288           6,288
       Membership Interests redeemed ...............................        114,460          15,139          50,761          21,562
       Trustees' fees and expenses .................................          1,048              --             182             940
Accrued expenses and other payables ................................          4,211           2,012           2,411           4,593
                                                                       ------------    ------------    ------------    ------------
           Total Liabilities .......................................        201,761          50,077         113,419         116,565
                                                                       ------------    ------------    ------------    ------------
NET ASSETS .........................................................   $ 32,281,194    $  7,080,790    $ 20,368,751    $ 36,063,497
                                                                       ============    ============    ============    ============
(1) Investments, at cost ...........................................   $ 55,912,400    $  8,975,955    $ 33,200,800    $ 65,758,099
                                                                       ============    ============    ============    ============
NET ASSETS Consist Of:
Paid-in capital ....................................................   $ 17,103,624    $  6,167,269    $ 31,421,155    $ 35,316,585
Accumulated net investment income (loss) ...........................      3,191,264       1,180,954       5,419,028      10,841,025
Accumulated net realized gain (loss) on investments sold and
    foreign currency transactions ..................................     35,701,040       1,803,885      (3,443,499)     20,079,939
Net unrealized appreciation (depreciation) on investments and
    foreign currency transactions ..................................    (23,714,734)     (2,071,318)    (13,027,933)    (30,174,052)
                                                                       ------------    ------------    ------------    ------------
NET ASSETS .........................................................   $ 32,281,194    $  7,080,790    $ 20,368,751    $ 36,063,497
                                                                       ============    ============    ============    ============
NET ASSET VALUE, Offering Price and Redemption Price Of
    Membership Interests outstanding (Net Assets / Membership
    Interests outstanding) .........................................   $       7.08    $       7.60    $       7.01    $      13.71
                                                                       ============    ============    ============    ============
Number of Membership Interests outstanding .........................      4,559,018         932,106       2,907,342       2,630,949
                                                                       ============    ============    ============    ============

                       See Notes to Financial Statements.

                                                                                                    FIRST TRUST
                                                                      S&P(R)         NASDAQ(R)        TARGET       VALUE LINE(R)
                                                                    TARGET 24       TARGET 15       FOCUS FOUR      TARGET 25
                                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                   ------------    ------------    ------------    ------------
ASSETS:
Investments, at value (1) ..........................................$  8,286,384    $  3,105,104    $  4,623,987    $ 15,773,647
Cash ...............................................................     250,574          97,835         106,782         232,306
Prepaid expenses ...................................................          73              27              57             181
Receivables:
       Dividends ...................................................      12,721             723           4,836              --
       Interest ....................................................          33              11              32              37
       Membership Interests purchased ..............................          --             970             774              --
       From Investment Advisor .....................................       2,013           2,943          14,065              --
Other assets .......................................................         200              --              26              --
                                                                    ------------    ------------    ------------    ------------
           Total Assets ............................................   8,551,998       3,207,613       4,750,559      16,006,171
                                                                    ------------    ------------    ------------    ------------
LIABILITIES:
Payables:
       Investment advisory fees ....................................          --              --              --           1,088
       Membership Interest servicing fees ..........................       5,389           2,691           3,517          11,902
       12b-1 service fees ..........................................       1,598             661             906           3,126
       Custodian fees ..............................................       2,128           2,888          15,059           2,848
       Administrative fees .........................................         166              69              94             325
       Audit fees ..................................................      17,000          17,000          17,000          17,000
       Legal fees ..................................................         594             170             145           3,888
       Printing fees ...............................................       6,288           6,288           6,288           6,288
       Membership Interests redeemed ...............................     759,624              --              --         771,526
       Trustees' fees and expenses .................................          --              --              --              97
Accrued expenses and other payables ................................       1,148             998               2           1,696
                                                                    ------------    ------------    ------------    ------------
           Total Liabilities .......................................     793,935          30,765          43,011         819,784
                                                                    ------------    ------------    ------------    ------------
NET ASSETS .........................................................$  7,758,063    $  3,176,848    $  4,707,548    $ 15,186,387
                                                                    ============    ============    ============    ============
(1) Investments, at cost ...........................................$  9,979,264    $  3,836,535    $  6,891,396    $ 31,119,230
                                                                    ============    ============    ============    ============
NET ASSETS Consist Of:
Paid-in capital ....................................................$  8,909,225    $  8,064,542    $ 25,718,711    $ 19,474,552
Accumulated net investment income (loss) ...........................      10,738        (467,364)        (97,365)       (991,277)
Accumulated net realized gain (loss) on investments sold and
    foreign currency transactions ..................................     530,980      (3,688,899)    (18,646,389)     12,048,695
Net unrealized appreciation (depreciation) on investments and
    foreign currency transactions ..................................  (1,692,880)       (731,431)     (2,267,409)    (15,345,583)
                                                                    ------------    ------------    ------------    ------------
NET ASSETS .........................................................$  7,758,063    $  3,176,848    $  4,707,548    $ 15,186,387
                                                                    ============    ============    ============    ============
NET ASSET VALUE, Offering Price and Redemption Price Of
    Membership Interests outstanding (Net Assets / Membership
    Interests outstanding) .........................................$       6.97    $       6.08    $       3.23    $       2.67
                                                                    ============    ============    ============    ============
Number of Membership Interests outstanding .........................   1,112,351         522,820       1,455,604       5,696,525
                                                                    ============    ============    ============    ============

                       See Notes to Financial Statements.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                                        THE DOW(R)        GLOBAL
                                                                          TARGET        THE DOW(R)        TARGET         DIVIDEND
                                                                       MANAGED VIP       DART 10         DIVIDEND       TARGET 15
                                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                       ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends ..........................................................   $  2,060,293    $    292,053    $  1,915,718    $  4,555,583
Foreign withholding tax on dividend income .........................       (168,201)             --          (8,661)             --
Interest ...........................................................          9,803           1,274           7,676          14,140
                                                                       ------------    ------------    ------------    ------------
       Total investment income .....................................      1,901,895         293,327       1,914,733       4,569,723
                                                                       ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory fees ...........................................        510,912          60,584         270,389         553,163
Membership Interest servicing fees .................................        280,875          33,373         148,294         304,872
12b-1 service fees .................................................        212,880          25,243         112,662         230,485
Fund accounting fees ...............................................         46,833           5,553          24,780          50,706
Custodian fees .....................................................        117,036          13,909          33,972         127,285
Administration fees ................................................         22,139           2,625          11,714          23,970
Audit fees .........................................................         17,500          17,500          17,500          17,500
Legal fees .........................................................         29,821           3,856          13,301          46,063
Printing fees ......................................................         11,759          11,759          11,759          11,759
Trustees' fees and expenses ........................................         11,169           1,335           5,582          13,554
Other ..............................................................         27,806           7,444          15,589          32,433
                                                                       ------------    ------------    ------------    ------------
    Total expenses .................................................      1,288,730         183,181         665,542       1,411,790
    Fees waived or expenses reimbursed by the investment advisor ...        (30,984)        (34,027)           (180)        (53,187)
                                                                       ------------    ------------    ------------    ------------
Net expenses .......................................................      1,257,746         149,154         665,362       1,358,603
                                                                       ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) .......................................        644,149         144,173       1,249,371       3,211,120
                                                                       ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments ....................................................     (5,794,495)     (1,220,472)    (12,445,166)     (4,107,884)
    Foreign currency transactions ..................................             --              --              --        (138,188)
                                                                       ------------    ------------    ------------    ------------
Net realized gain (loss) ...........................................     (5,794,495)     (1,220,472)    (12,445,166)     (4,246,072)
                                                                       ------------    ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
    Investments ....................................................    (41,784,051)     (2,114,259)    (10,516,246)    (43,600,806)
    Foreign currency translation ...................................             --              --              --           4,027
                                                                       ------------    ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) ...............    (41,784,051)     (2,114,259)    (10,516,246)    (43,596,779)
                                                                       ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ............................    (47,578,546)     (3,334,731)    (22,961,412)    (47,842,851)
                                                                       ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ......................................   $(46,934,397)   $ (3,190,558)   $(21,712,041)   $(44,631,731)
                                                                       ============    ============    ============    ============

                       See Notes to Financial Statements

                                                                                                     FIRST TRUST
                                                                       S&P(R)        NASDAQ(R)         TARGET       VALUE LINE(R)
                                                                     TARGET 24       TARGET 15       FOCUS FOUR       TARGET 25
                                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends ..........................................................$    159,340    $     41,616    $    260,491    $    411,288
Foreign withholding tax on dividend income .........................          --          (1,797)        (13,807)        (28,935)
Interest ...........................................................       2,582           1,692           2,955           5,649
                                                                    ------------    ------------    ------------    ------------
       Total investment income .....................................     161,922          41,511         249,639         388,002
                                                                    ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory fees ...........................................      61,637          36,498          54,188         186,455
Membership Interest servicing fees .................................      34,008          20,200          29,952         102,763
12b-1 service fees .................................................      25,682          15,207          22,578          77,689
Fund accounting fees ...............................................       5,650           3,345           4,967          17,092
Custodian fees .....................................................      21,099          14,673         109,542          17,920
Administration fees ................................................       2,671           1,581           2,348           8,080
Audit fees .........................................................      17,500          17,500          17,500          17,500
Legal fees .........................................................       4,304           2,507           4,574          18,611
Printing fees ......................................................      11,759          11,759          11,759          11,759
Trustees' fees and expenses ........................................       1,268             815           1,217           4,089
Other ..............................................................       2,964           5,250           8,883           7,652
                                                                    ------------    ------------    ------------    ------------
    Total expenses .................................................     188,542         129,335         267,508         469,610
    Fees waived or expenses reimbursed by the investment advisor ...     (37,227)        (39,899)       (144,163)        (12,577)
                                                                    ------------    ------------    ------------    ------------
Net expenses .......................................................     151,315          89,436         123,345         457,033
                                                                    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS) .......................................      10,607         (47,925)        126,294         (69,031)
                                                                    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments ....................................................  (1,249,596)     (3,046,064)     (3,102,046)      1,078,530
    Foreign currency transactions ..................................          --              --              --              --
                                                                    ------------    ------------    ------------    ------------
Net realized gain (loss) ...........................................  (1,249,596)     (3,046,064)     (3,102,046)      1,078,530
                                                                    ------------    ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
    Investments ....................................................  (2,274,518)     (1,639,624)     (2,291,626)    (22,508,140)
    Foreign currency translation ...................................          --              --              --              --
                                                                    ------------    ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) ...............  (2,274,518)     (1,639,624)     (2,291,626)    (22,508,140)
                                                                    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ............................  (3,524,114)     (4,685,688)     (5,393,672)    (21,429,610)
                                                                    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ......................................$ (3,513,507)   $ (4,733,613)   $ (5,267,378)   $(21,498,641)
                                                                    ============    ============    ============    ============

                       See Notes to Financial Statements

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                                       THE DOW(R)        GLOBAL
                                                                          TARGET        THE DOW(R)       TARGET          DIVIDEND
                                                                       MANAGED VIP       DART 10         DIVIDEND       TARGET 15
                                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                      -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income (loss) .......................................  $     644,149   $     144,173   $   1,249,371   $   3,211,120
Net realized gain (loss) ...........................................     (5,794,495)     (1,220,472)    (12,445,166)     (4,246,072)
Net change in unrealized appreciation (depreciation) ...............    (41,784,051)     (2,114,259)    (10,516,246)    (43,596,779)
                                                                      -------------   -------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations ....    (46,934,397)     (3,190,558)    (21,712,041)    (44,631,731)
Net increase (decrease) in net assets from Membership Interest
    transactions ...................................................    (94,918,522)     (5,900,561)    (40,819,334)    (93,046,121)
                                                                      -------------   -------------   -------------   -------------
Net increase (decrease) in net assets ..............................   (141,852,919)     (9,091,119)    (62,531,375)   (137,677,852)
NET ASSETS:
Beginning of period ................................................    174,134,113      16,171,909      82,900,126     173,741,349
                                                                      -------------   -------------   -------------   -------------
End of period ......................................................  $  32,281,194   $   7,080,790   $  20,368,751   $  36,063,497
                                                                      =============   =============   =============   =============
Accumulated net investment income (loss) at end of period ..........  $   3,191,264   $   1,180,954   $   5,419,028   $  10,841,025
                                                                      =============   =============   =============   =============

FIRST DEFINED PORTFOLIO FUND,LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,2007

                                                                                                       THE DOW(R)         GLOBAL
                                                                         TARGET         THE DOW(R)       TARGET          DIVIDEND
                                                                       MANAGED VIP       DART 10         DIVIDEND       TARGET 15
                                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                      -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income (loss) .......................................  $     994,670   $     216,930   $   1,957,024   $   4,143,304
Net realized gain (loss) ...........................................     16,852,935       1,956,422      10,059,289      18,662,899
Net change in unrealized appreciation (depreciation) ...............     (1,461,244)     (2,105,131)    (11,223,606)     (7,356,199)
                                                                      -------------   -------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations ....     16,386,361          68,221         792,707      15,450,004
Net increase (decrease) in net assets from Membership Interest
    transactions ...................................................    (46,120,091)    (11,850,865)    (18,798,819)     29,454,975
                                                                      -------------   -------------   -------------   -------------
Net increase (decrease) in net assets ..............................    (29,733,730)    (11,782,644)    (18,006,112)     44,904,979
NET ASSETS:
Beginning of period ................................................    203,867,843      27,954,553     100,906,238     128,836,370
                                                                      -------------   -------------   -------------   -------------
End of period ......................................................  $ 174,134,113   $  16,171,909   $  82,900,126   $ 173,741,349
                                                                      =============   =============   =============   =============
Accumulated net investment income (loss) at end of period ..........  $   2,547,115   $   1,036,781   $   4,169,657   $   7,629,905
                                                                      =============   =============   =============   =============

----------
(a) Effective November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio.

                       See Notes to Financial Statements.

                                                                                                      FIRST TRUST
                                                                         S&P(R)         NASDAQ(R)     TARGET FOCUS    VALUE LINE(R)
                                                                       TARGET 24        TARGET 15         FOUR          TARGET 25
                                                                       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                      ------------    ------------    ------------    -------------
OPERATIONS:
Net investment income (loss) ....................................... $     10,607    $    (47,925)   $    126,294    $    (69,031)
Net realized gain (loss) ...........................................   (1,249,596)     (3,046,064)     (3,102,046)      1,078,530
Net change in unrealized appreciation (depreciation) ...............   (2,274,518)     (1,639,624)     (2,291,626)    (22,508,140)
                                                                     ------------    ------------    ------------    -------------
Net increase (decrease) in net assets resulting from operations ....   (3,513,507)     (4,733,613)     (5,267,378)    (21,498,641)
Net increase (decrease) in net assets from Membership Interest
    transactions ...................................................   (4,517,667)     (3,405,552)     (2,732,915)     (7,313,269)
                                                                     ------------    ------------    ------------    -------------
Net increase (decrease) in net assets ..............................   (8,031,174)     (8,139,165)     (8,000,293)    (28,811,910)
NET ASSETS:
Beginning of period ................................................   15,789,237      11,316,013      12,707,841      43,998,297
                                                                     ------------    ------------    ------------    -------------
End of period ...................................................... $  7,758,063    $  3,176,848    $  4,707,548    $ 15,186,387
                                                                     ============    ============    ============    ============
Accumulated net investment income (loss) at end of period .......... $     10,738    $   (467,364)   $    (97,365)   $   (991,277)
                                                                     ============    ============    ============    ============

                                                                                                    FIRST TRUST
                                                                       S&P(R)        NASDAQ(R)      TARGET FOCUS    VALUE LINE(R)
                                                                     TARGET 24       TARGET 15          FOUR         TARGET 25
                                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO (a)     PORTFOLIO
                                                                    ------------    ------------    ------------    -------------
OPERATIONS:
Net investment income (loss) .......................................$     67,438    $    (30,857)   $     88,560    $   (154,862)
Net realized gain (loss) ...........................................     616,434       1,513,814         691,356         807,899
Net change in unrealized appreciation (depreciation) ...............    (102,231)         70,115        (536,432)      6,072,635
                                                                    ------------    ------------    ------------    -------------
Net increase (decrease) in net assets resulting from operations ....     581,641       1,553,072         243,484       6,725,672
Net increase (decrease) in net assets from Membership Interest
    transactions ...................................................    (849,064)      2,445,352       6,730,425      (6,502,992)
                                                                    ------------    ------------    ------------    -------------
Net increase (decrease) in net assets ..............................    (267,423)      3,998,424       6,973,909         222,680
NET ASSETS:
Beginning of period ................................................  16,056,660       7,317,589       5,733,932      43,775,617
                                                                    ------------    ------------    ------------    -------------
End of period ......................................................$ 15,789,237    $ 11,316,013    $ 12,707,841    $ 43,998,297
                                                                    ============    ============    ============    ============
Accumulated net investment income (loss) at end of period ..........$        131    $   (419,439)   $   (223,659)   $   (922,246)
                                                                    ============    ============    ============    ============

                       See Notes to Financial Statements.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - MEMBERSHIP INTEREST ACTIVITY FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                     GLOBAL
                                    TARGET        THE DOW(R)      THE DOW(R)         DIVIDEND
                                 MANAGED VIP       DART 10      TARGET DIVIDEND     TARGET 15
                                  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                -------------   -------------   ---------------   -------------
AMOUNT:
Sold .........................  $  20,087,877   $   4,345,016   $    17,805,841   $  15,396,588
Redeemed .....................   (115,006,399)    (10,245,577)      (58,625,175)   (108,442,709)
                                -------------   -------------   ---------------   -------------
Net increase (decrease) ......  $ (94,918,522)  $  (5,900,561)  $   (40,819,334)  $ (93,046,121)
                                =============   =============   ===============   =============
MEMBERSHIP INTEREST:
Sold .........................      1,828,674         484,192         1,709,948         704,290
Redeemed .....................    (10,846,615)     (1,073,926)       (5,835,950)     (5,323,652)
                                -------------   -------------   ---------------   -------------
Net increase (decrease) ......     (9,017,941)       (589,734)       (4,126,002)     (4,619,362)
                                =============   =============   ===============   =============

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - MEMBERSHIP INTEREST ACTIVITY FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                     GLOBAL
                                   TARGET         THE DOW(R)       THE DOW(R)        DIVIDEND
                                 MANAGED VIP       DART 10      TARGET DIVIDEND     TARGET 15
                                  PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                -------------   -------------   ---------------   -------------
AMOUNT:
Sold .........................  $  33,198,995   $   9,054,867   $    31,501,103   $ 110,666,005
Redeemed .....................    (79,319,086)    (20,905,732)      (50,299,922)    (81,211,030)
                                -------------   -------------   ---------------   -------------
Net increase (decrease) ......  $ (46,120,091)  $ (11,850,865)  $   (18,798,819)  $  29,454,975
                                =============   =============   ===============   =============
MEMBERSHIP INTEREST:
Sold .........................      2,637,071         835,612         2,623,494       4,715,978
Redeemed .....................     (6,457,536)     (1,960,550)       (4,245,542)     (3,559,590)
                                -------------   -------------   ---------------   -------------
Net increase (decrease) ......     (3,820,465)     (1,124,938)       (1,622,048)      1,156,388
                                =============   =============   ===============   =============

----------
(a) Effective November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio.

                       See Notes to Financial Statements.

                                                                 FIRST TRUST
                                   S&P(R)         NASDAQ(R)      TARGET FOCUS      VALUE LINE(R)
                                 TARGET 24        TARGET 15          FOUR           TARGET 25
                                 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                ------------    ------------    ---------------    ------------
AMOUNT:
Sold .........................  $  8,851,343    $  4,469,246    $    14,326,922    $ 12,955,700
Redeemed .....................   (13,369,010)     (7,874,798)       (17,059,837)    (20,268,969)
                                ------------    ------------    ---------------    ------------
Net increase (decrease) ......  $ (4,517,667)   $ (3,405,552)   $    (2,732,915)   $ (7,313,269)
                                ============    ============    ===============    ============
MEMBERSHIP INTEREST:
Sold .........................     1,119,789         598,329          2,885,841       2,809,127
Redeemed .....................    (1,641,109)       (989,641)        (3,638,533)     (4,561,166)
                                ------------    ------------    ---------------    ------------
Net increase (decrease) ......      (521,320)       (391,312)          (752,692)     (1,752,039)
                                ============    ============    ===============    ============

                                                                FIRST TRUST
                                 S&P(R)         NASDAQ(R)       TARGET FOCUS      VALUE LINE(R)
                                TARGET 24       TARGET 15           FOUR            TARGET 25
                                PORTFOLIO       PORTFOLIO       PORTFOLIO (a)       PORTFOLIO
                               ------------    ------------    ---------------    ------------
AMOUNT:
Sold ......................... $  6,366,206    $ 12,131,317    $     9,181,905    $ 14,539,574
Redeemed .....................   (7,215,270)     (9,685,965)        (2,451,480)    (21,042,566)
                               ------------    ------------    ---------------    ------------
Net increase (decrease) ...... $   (849,064)   $  2,445,352    $     6,730,425    $ (6,502,992)
                               ============    ============    ===============    ============
MEMBERSHIP INTEREST:
Sold .........................      669,130       1,062,892          1,579,259       2,574,667
Redeemed .....................     (765,671)       (868,175)          (424,625)     (3,878,165)
                               ------------    ------------    ---------------    ------------
Net increase (decrease) ......      (96,541)        194,717          1,154,634      (1,303,498)
                               ============    ============    ===============    ============

                       See Notes to Financial Statements.

TARGET MANAGED VIP PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR             YEAR        YEAR           YEAR           YEAR
                                                     ENDED           ENDED        ENDED         ENDED          ENDED
                                                    12/31/08       12/31/07     12/31/06      12/31/05        12/31/04
                                                  --------------  ----------    ---------   -------------  -------------
Net asset value, beginning of period ..........   $  12.83        $   11.72     $   10.51   $    9.80      $    8.73
                                                  --------        ---------     ---------   ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................       0.08(a)          0.07(a)       0.06        0.03           0.01(a)
Net realized and unrealized gain (loss) .......      (5.83)            1.04          1.15        0.68           1.06
                                                  --------        ---------     ---------   ---------      ---------
Total from investment operations ..............      (5.75)            1.11          1.21        0.71           1.07
                                                  --------        ---------     ---------   ---------      ---------
Net asset value, end of period ................   $   7.08        $   12.83     $   11.72   $   10.51      $    9.80
                                                  --------        ---------     ---------   ---------      ---------
TOTAL RETURN (b) ..............................     (44.82)%(c)        9.47%        11.51%       7.24%(c)      12.26%(c)
                                                  ========        =========     =========   =========      =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $ 32,281        $  174,134    $ 203,868   $ 182,892      $ 108,473
Ratio of operating expenses to average
net assets without fee waivers and
expenses reimbursed ...........................       1.51%           1.35%          1.37%       1.48%          2.07%
Ratio of operating expenses to average
net assets ....................................       1.47%           1.35%          1.37%       1.47%          1.47%
Ratio of net investment income to average
net assets ....................................       0.75%           0.53%          0.54%       0.26%          0.14%
Portfolio turnover rate .......................        155%             88%            94%         76%            43%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements.

THE DOW(R) DART 10 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR            YEAR          YEAR           YEAR            YEAR
                                                     ENDED          ENDED         ENDED          ENDED           ENDED
                                                    12/31/08      12/31/07       12/31/06       12/31/05         12/31/04
                                                 --------------  -------------  ------------  --------------  -------------
Net asset value, beginning of period .........    $  10.63        $  10.56       $   8.41      $   8.69        $   8.37
                                                  --------        --------       --------      --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................        0.13(a)         0.11(a)        0.14(a)       0.14(a)         0.15(a)
Net realized and unrealized gain (loss) ......       (3.16)          (0.04)          2.01         (0.42)           0.17
                                                  --------        --------       --------      --------        --------
Total from investment operations .............       (3.03)           0.07           2.15         (0.28)           0.32
                                                  --------        --------       --------      --------        --------
Net asset value, end of period ...............    $   7.60        $  10.63       $  10.56      $   8.41        $   8.69
                                                  ========        ========       ========      ========        ========
TOTAL RETURN (b) .............................      (28.50)%(c)       0.66%(c)      25.56%        (3.22)%(c)       3.82%(c)
                                                  ========        ========       ========      ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........    $  7,081        $ 16,172       $ 27,955      $ 11,611        $ 12,749
Ratio of operating expenses to average
net assets without fee waivers and
expenses reimbursed ..........................        1.81%        1.56%             1.47%         1.59%           2.33%
Ratio of operating expenses to average
net assets ...................................        1.47%        1.47%             1.47%         1.47%           1.47%
Ratio of net investment income to average
net assets ...................................        1.42%        1.01%             1.47%         1.66%           1.84%
Portfolio turnover rate ......................         105%          98%               82%          145%             57%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements.

THE DOW(R) TARGET DIVIDEND PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR            YEAR          YEAR            YEAR
                                                      ENDED          ENDED         ENDED           ENDED
                                                     12/31/08      12/31/07       12/31/06        12/31/05(a)
                                                 --------------  -------------  ------------  --------------
Net asset value, beginning of period ..........   $  11.79        $   11.66      $    9.87     $  10.00
                                                  --------        ---------      ---------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................       0.28(b)          0.25(b)        0.23(b)      0.12(b)
Net realized and unrealized gain (loss) .......      (5.06)           (0.12)          1.56        (0.25)
                                                  --------        ---------      ---------     --------
Total from investment operations ..............      (4.78)            0.13           1.79        (0.13)
                                                  --------        ---------      ---------     --------
Net asset value, end of period ................   $   7.01        $   11.79      $   11.66     $   9.87
                                                  ========        =========      =========     ========
TOTAL RETURN (c) ..............................     (40.54)%(e)        1.12%         18.14%       (1.30)%(e)
                                                  ========        =========      =========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $ 20,369        $  82,900      $ 100,906     $ 58,438
Ratio of operating expenses to average
net assets without fee waivers and
expenses reimbursed ...........................       1.47%            1.36%          1.37%        1.52%(d)
Ratio of operating expenses to average
net assets ....................................       1.47%            1.36%          1.37%        1.47%(d)
Ratio of net investment income to average
net assets ....................................       2.76%            2.06%          2.11%        2.00%(d)
Portfolio turnover rate .......................        172%              83%            78%          18%

----------
(a)   The Portfolio commenced operations on May 2, 2005.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(d)   Annualized.

(e) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR            YEAR          YEAR           YEAR            YEAR
                                                     ENDED          ENDED         ENDED          ENDED           ENDED
                                                    12/31/08      12/31/07       12/31/06       12/31/05(a)      12/31/04
                                                 --------------  -------------  ------------  --------------  -------------
Net asset value, beginning of period ..........   $  23.96        $   21.14      $   15.27     $  13.86        $  11.05
                                                  --------        ---------      ---------     --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................       0.72(b)          0.60(b)        0.63(b)      0.35(b)         0.27(b)
Net realized and unrealized gain (loss) .......     (10.97)            2.22           5.24         1.06            2.54
                                                  --------        ---------      ---------     --------        --------
Total from investment operations ..............     (10.25)            2.82           5.87         1.41            2.81
                                                  --------        ---------      ---------     --------        --------
Net asset value, end of period ................   $  13.71        $   23.96      $   21.14     $  15.27        $  13.86
                                                  ========        =========      =========     ========        ========
TOTAL RETURN (c) ..............................     (42.78)%(d)       13.34%         38.44%       10.17%(d)       25.43%(d)
                                                  ========        =========      =========     ========        ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $ 36,063        $ 173,741      $ 128,836     $ 36,791        $ 22,618
Ratio of operating expenses to average
net assets without fee waivers and
expenses reimbursed ...........................       1.53%            1.39%          1.47%        1.61%           2.67%
Ratio of operating expenses to average
net assets ....................................       1.47%            1.39%          1.47%        1.47%           1.47%
Ratio of net investment income to average
net assets ....................................       3.47%            2.56%          3.45%        2.49%           2.18%
Portfolio turnover rate .......................        105%              60%            33%          70%             49%

----------

(a) Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements.

S&P(R) TARGET 24 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR            YEAR          YEAR           YEAR            YEAR
                                                     ENDED          ENDED         ENDED          ENDED           ENDED
                                                    12/31/08      12/31/07       12/31/06       12/31/05         12/31/04
                                                 --------------  -------------  ------------  --------------  -------------
Net asset value, beginning of period ..........   $  9.66         $   9.28       $   9.02      $    8.66       $   7.62
                                                  -------         --------       --------      ---------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................      0.01             0.04(a)       (0.04)          0.02          (0.03)
Net realized and unrealized gain (loss) .......     (2.70)            0.34           0.30           0.34           1.07
                                                  -------         --------       --------      ---------       --------
Total from investment operations ..............     (2.69)            0.38           0.26           0.36           1.04
                                                  -------         --------       --------      ---------       --------
Net asset value, end of period ................   $  6.97         $   9.66       $   9.28      $    9.02       $   8.66
                                                  =======         ========       ========      =========       ========

TOTAL RETURN (b) ..............................     27.85)%(c)        4.10%(c)       2.88%(c)       4.16%(c)      13.65%(c)
                                                  =======         ========       ========      =========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $ 7,758         $ 15,789       $ 16,057      $  18,049       $ 14,158
Ratio of operating expenses to average
net assets without fee waivers and
expenses reimbursed ...........................     1.83%            1.55%           1.56%          1.58%          2.37%
Ratio of operating expenses to average
net assets ....................................     1.47%            1.47%           1.47%          1.47%          1.47%
Ratio of net investment income (loss)
to average net assets .........................     0.10%            0.43%          (0.40)%         0.20%         (0.51)%
Portfolio turnover rate .......................      202%             115%            106%           113%           104%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges.These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements.

NASDAQ(R) TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR            YEAR          YEAR           YEAR            YEAR
                                                     ENDED          ENDED         ENDED          ENDED           ENDED
                                                    12/31/08      12/31/07       12/31/06       12/31/05         12/31/04
                                                 --------------  -------------  ------------  --------------  -------------
Net asset value, beginning of period ..........   $  12.38        $  10.17       $  9.34       $  9.04         $  9.29
                                                  --------        --------       -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.07)(a)       (0.04)(a)     (0.11)(a)     (0.07)(a)       (0.10)(a)
Net realized and unrealized gain (loss) .......      (6.23)           2.25          0.94          0.37           (0.15)
                                                  --------        --------       -------       -------         -------
Total from investment operations ..............      (6.30)           2.21          0.83          0.30           (0.25)
                                                  --------        --------       -------       -------         -------
Net asset value, end of period ................   $   6.08        $  12.38       $ 10.17       $  9.34         $  9.04
                                                  ========        ========       =======       =======         =======
TOTAL RETURN (b) ..............................     (50.89)%(c)      21.73%(c)      8.89%(c)      3.32%(c)       (2.69)%(c)
                                                  ========        ========       =======       =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $  3,177        $ 11,316       $ 7,318       $ 6,552         $ 7,028
Ratio of operating expenses to average
net assets without fee waivers and
expenses reimbursed ...........................      2.13%            1.76%         1.84%         1.83%           2.52%
Ratio of operating expenses to average
net assets ....................................      1.47%            1.47%         1.47%         1.47%           1.47%
Ratio of net investment loss to average
net assets ....................................     (0.79)%          (0.34)%       (1.08)%       (0.80)%         (1.20)%
Portfolio turnover rate .......................       181%             161%           92%          175%            117%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements.

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR            YEAR          YEAR           YEAR            YEAR
                                                     ENDED          ENDED         ENDED          ENDED           ENDED
                                                    12/31/08      12/31/07(a)    12/31/06       12/31/05         12/31/04
                                                 --------------  -------------  ------------  --------------  -------------
Net asset value, beginning of period ..........   $   5.75        $   5.44       $  5.23       $  5.20         $  4.67
                                                  --------        --------       -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................       0.07(b)         0.09(b)       0.06(b)      (0.01)(b)       (0.02)
Net realized and unrealized gain (loss) .......      (2.59)           0.22          0.15          0.04            0.55
                                                  --------        --------       -------       -------         -------
Total from investment operations ..............      (2.52)           0.31          0.21          0.03            0.53
                                                  --------        --------       -------       -------         -------
Net asset value, end of period ................       3.23        $   5.75       $  5.44       $  5.23         $  5.20
                                                  ========        ========       =======       =======         =======
TOTAL RETURN (c) ..............................     (43.83)%(d)       5.70%(d)      4.02%(d)      0.58%(d)       11.35%(d)
                                                  ========        ========       =======       =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $  4,708        $ 12,708       $ 5,734       $ 7,004         $ 9,803
Ratio of operating expenses to average
net assets without fee waivers and
expenses reimbursed ...........................       2.97%           1.92%         1.79%         1.69%           1.61%
Ratio of operating expenses to average
net assets ....................................       1.37%           1.37%         1.37%         1.37%           1.37%
Ratio of net investment income (loss)
to average net assets .........................       1.40%           1.54%         1.14%        (0.16)%         (0.11)%
Portfolio turnover rate .......................        248%            130%           87%           92%            123%

----------
(a) Effective on or about November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio. The Portfolio's investment strategy was also changed. The performance figures provided reflect the Portfolio's performance both prior to and after the name change and the change in investment strategy.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements.

VALUE LINE(R) TARGET 25 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR            YEAR          YEAR           YEAR            YEAR
                                                     ENDED          ENDED         ENDED          ENDED           ENDED
                                                    12/31/08      12/31/07       12/31/06       12/31/05         12/31/04
                                                 --------------  -------------  ------------  --------------  -------------
Net asset value, beginning of period ..........   $    5.91       $   5.00       $   4.86      $   4.06        $   3.34
                                                  ---------       --------       --------      --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................       (0.01)(a)      (0.02)(a)      (0.04)        (0.02)(a)       (0.04)(a)
Net realized and unrealized gain (loss) .......       (3.23)          0.93           0.18          0.82            0.76
                                                  ---------       --------       --------      --------        --------
Total from investment operations ..............       (3.24)          0.91           0.14          0.80            0.72
                                                  ---------       --------       --------      --------        --------
Net asset value, end of period ................   $    2.67       $   5.91       $   5.00      $   4.86        $   4.06
                                                  =========       ========       ========      ========        ========
TOTAL RETURN (b) ..............................      (54.82)%(c)     18.20%          2.88%        19.70%(c)       21.56%(c)
                                                  =========       ========       ========      ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $  15,186       $ 43,998       $ 43,776      $ 54,072        $ 21,765
Ratio of operating expenses to average
net assets without fee waivers and
expenses reimbursed ...........................        1.51%          1.41%          1.41%         1.49%           2.28%
Ratio of operating expenses to average
net assets ....................................        1.47%          1.41%          1.41%         1.47%           1.47%
Ratio of net investment loss to average
net assets ....................................       (0.22)%        (0.37)%        (0.88)%       (0.45)%         (1.13)%
Portfolio turnover rate .......................         142%           110%           124%           97%             87%

----------

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

                               1. FUND DESCRIPTION

First Defined Portfolio Fund, LLC (the "Registrant") was organized as a Delaware limited liability company on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company.

The Registrant offers eight managed investment Portfolios (each a "Portfolio," and collectively, the "Portfolios") as follows:

      Target Managed VIP Portfolio
      The Dow(R) DART 10 Portfolio
      The Dow(R) Target Dividend Portfolio
      Global Dividend Target 15 Portfolio
      S&P(R) Target 24 Portfolio
      NASDAQ(R) Target 15 Portfolio
      First Trust Target Focus Four Portfolio
      Value Line(R) Target 25 Portfolio

Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in Portfolio Membership Interests (each an "Interest," and collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of the applicable Portfolio. Interests are not offered directly to the public. Interests are sold only to Prudential Annuities Life Assurance Corporation Variable Account B ("Account B"), a separate account of Prudential Annuities Life Assurance Corporation ("Prudential"), to fund the benefits of variable annuity policies (the "Policies") issued by Prudential. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Portfolios have indirect rights to the Interests. On January 1, 2008, American Skandia Life Assurance Corporation, a Prudential Financial Company, legally changed its name to Prudential Annuities Life Assurance Corporation. Accordingly, the name of American Skandia Life Assurance Corporation Variable Account B was changed to Prudential Annuities Life Assurance Corporation Variable Account B.

                        2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each Interest is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of Interests outstanding.

Each Portfolio's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board of Trustees of the Registrant. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Portfolios as of January 1, 2008, the beginning of the Registrant's current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

      -     Level 1 - quoted prices in active markets for identical securities

      -     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      -     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolios' investments as of December 31, 2008 is included within each Portfolio's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. Unrealized depreciation of $2,885 from dividends receivable in foreign currencies are included in "Dividends receivable" on the Statement of Assets and Liabilities for the Global Dividend Target 15 Portfolio.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income and net realized long-term and short-term capital gains of all Portfolios may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. Currently all distributions paid by a Portfolio will be reinvested by the Portfolio.

E. INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of Prudential and is not taxed separately. The Registrant intends to continue to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no federal or state income tax provision is required.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

F. EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Registrant with the exception of audit and printing fees, which are allocated evenly among the Portfolios, are generally allocated to all the Portfolios based upon the average net assets of each Portfolio.

The Registrant has entered into an Administrative Services Agreement (the "Agreement") with Prudential whereby Prudential provides certain Membership Interests servicing reasonably necessary for the operations of the Portfolios other than the management services provided by First Trust pursuant to the Investment Advisory and Management Agreement. As compensation for the services rendered under the Agreement, Prudential is paid fees at an annual rate of 0.30% of average daily net assets from the Portfolios. These fees are included in "Membership Interest servicing fees" on the Statements of Operations.

G. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Registrant's financial statement disclosures, if any.

           3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Portfolios pursuant to an Investment Advisory and Management Agreement. First Trust provides each Portfolio with discretionary investment services and certain administrative services necessary for the management of the Portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Portfolio's average daily net assets.

For the period September 30, 2004 through December 31, 2009, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the First Trust Target Focus Four Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with the Registrant that allows First Trust to recover from the Portfolios any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount waived or reimbursed during such period. To the extent that the actual expense ratio of a particular Portfolio is less than such Portfolio's applicable expense cap, First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. The fees recovered, fees waived and expenses reimbursed by First Trust for the year ended December 31, 2008, are as follows:

                                                                               EXPENSES BORNE BY
                                               FEES                 EXPENSES   ADVISOR SUBJECT TO
                                           RECOVERED  FEES WAIVED  REIMBURSED    REIMBURSEMENT
                                          ----------  -----------  ----------  ------------------
Target Managed VIP Portfolio ...........   $    --     $ 30,984     $     --       $  30,984
The Dow(R) DART 10 Portfolio ...........        --       34,027           --          52,134
The Dow(R) Target Dividend Portfolio ...        --          180           --             180
Global Dividend Target 15 Portfolio ....        --       53,187           --          53,187
S&P(R) Target 24 Portfolio .............        --       37,227           --          64,404
NASDAQ(R) Target 15 Portfolio ..........        --       36,498        3,401          91,681
First Trust Target Focus Four
 Portfolio .............................        --       54,188       89,975         202,455
Value Line(R) Target 25 Portfolio ......        --       12,577           --          12,577

PNC Global Investment Servicing (U.S.) Inc. ("PNC G.I.S."), formerly known as PFPC Inc., an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc., serves as the Registrant's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

PFPC Trust Company, also an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc., serves as the custodian to the Portfolios.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also, effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and "Interested" Trustee receive no compensation from the Registrant for serving in such capacities.

                               4. DISTRIBUTION PLAN

The Registrant, on behalf of each Portfolio, has adopted a 12b-1 Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Portfolios will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP") serves as the selling agent and distributor of Interests of the Portfolios. In this capacity, FTP manages the offering of the Portfolios' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate Prudential for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Portfolio may spend up to 0.25% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sales and distribution of a Portfolio's Interests including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Portfolio's Interests, certain other expenses associated with the distribution of the Portfolios, and any distribution-related expenses that may be authorized by the Registrant's Board of Trustees.

During the year ended December 31, 2008, all service fees received by FTP were paid to Prudential, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Registrant's Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                       5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended December 31, 2008, was as follows:

                                            PURCHASES          SALES
                                          -------------   -------------
Target Managed VIP Portfolio ..........   $ 134,835,636   $ 228,094,435
The Dow(R) DART 10 Portfolio ..........      10,731,367      16,540,795
The Dow(R) Target Dividend Portfolio ..      79,084,281     117,712,019
Global Dividend Target 15 Portfolio ...      97,166,690     185,286,811
S&P(R) Target 24 Portfolio ............      20,867,898      24,591,032
NASDAQ(R) Target 15 Portfolio .........      11,066,631      14,535,071
First Trust Target Focus Four
 Portfolio ............................      21,807,500      24,196,518
Value Line(R) Target 25 Portfolio .....      44,164,514      50,469,984

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2008

                             6. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Interests without par value of one or more series.

                                7. INDEMNIFICATION

The Registrant has a variety of indemnification obligations under contracts with its service providers. The Registrant's maximum exposure under these arrangements is unknown. However, the Registrant has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Portfolios. For additional information about the risks associated with investing in the Portfolios, please see the Portfolios' prospectus and statement of additional information, as well as other regulatory filings.

MARKET RISK: The principal risk of investing in the Portfolios is market risk. Market risk is the risk that a particular stock in a Portfolio, the Portfolio itself or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-U.S. SECURITIES INVESTMENT RISK: The Portfolios may invest in non-U.S. securities. Investing in securities of non-U.S. companies and non-U.S. governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many non-U.S. companies and non-U.S. governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

NON-DIVERSIFICATION RISK: Each Portfolio is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Portfolio may therefore invest a relatively high percentage of its assets in a limited number of issuers. This does expose each Portfolio to greater market fluctuations than is experienced by a diversified fund. Each Portfolio is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests.

INVESTMENT STRATEGY RISK: Each Portfolio is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Portfolios will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Each Portfolio's relative lack of diversification, possible concentration in a particular industry and passive management style may subject investors to greater market risk than other mutual funds.

SMALL CAP COMPANY RISK: The Target Managed VIP Portfolio and Value Line(R) Target 25 Portfolio invest in small cap stocks, which presents additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than stocks of larger capitalization companies.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member and Board of Trustees of First Defined Portfolio Fund, LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Defined Portfolio Fund, LLC, comprised of Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio and Value Line(R) Target 25 Portfolio (the "Portfolios"), as of December 31, 2008, the related statements of operations for the year ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Portfolios' financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 15, 2007, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Portfolios' custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2008, the results of their operations for the year ended, and changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

-s- Deloitte & Touche LLP
-------------------------
Chicago, Illinois
February 16, 2009

 ADDITIONAL INFORMATION

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2008 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Registrant uses to determine how to vote proxies and information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              LICENSING INFORMATION

"Dow Jones Industrial Average(SM)," "DJIA(SM)," "The Dow Jones Select Dividend Index(SM)," "Dow Industrials(SM)," "The Dow(R)," "Dow 30(SM)," and "The Dow 10(SM)" are service marks or registered trademarks, as applicable, of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust on behalf of the Registrant. None of the Portfolios, including, and in particular, Target Managed VIP Portfolio, The Dow(R) Target Dividend Portfolio, The Dow(R) DART 10 Portfolio and the First Trust Target Focus Four Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"The NASDAQ-100(R)", "NASDAQ-100 Index(R)", "NASDAQ Stock Market(R)" and "NASDAQ(R)" are registered trademarks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust on behalf of the Registrant. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio have not been passed on by the Corporations as to their legality or suitability. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE REGISTRANT.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500"
"S&P MidCap 400", "Standard & Poor's MidCap 400", "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the Registrant. The S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio or the First Trust Target Focus Four Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of Standard & Poor's.

"Value Line(R)", "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Registrant. The Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio or the First Trust Target Focus Four Portfolio.

"NYSE(R)" and "NYSE International 100 Index(R)" are registered trademarks of NYSE Group, Inc. and have been licensed for use for certain purposes by First Trust. The First Trust Target Focus Four Portfolio, based in part on the NYSE International 100 Index(R), is not sponsored, endorsed, sold or promoted by NYSE Group, Inc. or any of its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such product. NYSE Group, Inc. has no relationship to the First Trust Target Focus Four Portfolio or First Trust other than the licensing of NYSE International 100 Index(R) and its registered trademarks for use in connection with the First Trust Target Focus Four Portfolio.

 BOARD OF TRUSTEES AND OFFICERS

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2008 (UNAUDITED)

                         BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Registrant is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                      NUMBER OF
                                                                                   PORTFOLIOS IN              OTHER
      NAME, ADDRESS,                                                               THE FIRST TRUST        TRUSTEESHIPS OR
    DATE OF BIRTH AND          TERM OF OFFICE AND   PRINCIPAL OCCUPATIONS          FUND COMPLEX            DIRECTORSHIPS
   POSITION WITH THE FUND       LENGTH OF SERVICE   DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE       HELD BY TRUSTEE

-----------------------------  -------------------  --------------------------  -------------------  ------------------------
                                                    INDEPENDENT TRUSTEES
-----------------------------  -------------------  --------------------------  -------------------  ------------------------
Richard E. Erickson, Trustee   - Indefinite Term    Physician; President,            60                        None
c/o First Trust Advisors L.P.  - 9 Years Served     Wheaton Orthopedics;
120 E. Liberty Drive,                               Co-owner and Co-Director
Suite 400                                           (January 1996 to May
Wheaton, IL 60187                                   2007), Sports Med Center
D.OB.: 04/51                                        for Fitness; Limited
                                                    Partner, Gundersen Real
                                                    Estate Limited
                                                    Partnership; Member,
                                                    Sportsmed LLC

Thomas R. Kadlec, Trustee      - Indefinite Term    Senior Vice President and        60              Director of ADM
c/o First Trust Advisors L.P.  - 4 Years, 9 Months  Chief Financial Officer                          Investor Services, Inc.
120 E. Liberty Drive,            Served             (May 2007 to Present),                           and Director of Archer
Suite 400                                           Vice President and Chief                         Financial Services, Inc.
Wheaton, IL 60187                                   Financial Officer (1990 to
D.O.B.: 11/57                                       May 2007), ADM
                                                    Investor Services, Inc.
                                                    (Futures Commission
                                                    Merchant); President
                                                    (May 2005 to Present),
                                                    ADM Derivatives, Inc.;
                                                    Registered Representative
                                                    (2000 to Present),
                                                    Segerdahl & Company,
                                                    Inc., a FINRA member
                                                    (Broker-Dealer)

Robert F. Keith, Trustee       - Indefinite Term    President (2003 to               60                       None
c/o First Trust Advisors L.P.  - 1 Year, 8 Months   Present), Hibs Enterprises
120 E. Liberty Drive,            Served             (Financial and
Suite 400                                           Management Consulting);
Wheaton, IL 60187                                   President (2001 to 2003),
D.O.B.: 11/56                                       Aramark Service Master
                                                    Management Services
                                                    LP; President and Chief
                                                    Operating Officer (1998
                                                    to 2003), ServiceMaster
                                                    Management Services LP

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2008 (UNAUDITED)

                                                                                      NUMBER OF
                                                                                   PORTFOLIOS IN              OTHER
      NAME, ADDRESS,                                                               THE FIRST TRUST        TRUSTEESHIPS OR
    DATE OF BIRTH AND          TERM OF OFFICE AND   PRINCIPAL OCCUPATIONS          FUND COMPLEX            DIRECTORSHIPS
   POSITION WITH THE FUND       LENGTH OF SERVICE   DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
-----------------------------  -------------------  --------------------------  -------------------  ------------------------
                                                INDEPENDENT TRUSTEES (CONTINUED)
-----------------------------  -------------------  --------------------------  -------------------  ------------------------

Niel B. Nielson, Trustee        - Indefinite Term   President (June 2002 to               60         Director of Covenant
c/o First Trust Advisors L.P.   - 8 Years Served    Present), Covenant                               Transport Inc.
120 E. Liberty Drive,                               College
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                     INTERESTED TRUSTEE

James A. Bowen(1), Trustee,     - Indefinite Term   President, First Trust                60         Trustee of Wheaton
President, Chairman of the      - 8 Years Served    Advisors L.P. and First                          College
Board and CEO                                       Trust Portfolios L.P.;
120 E. Liberty Drive,                               Chairman of the Board of
Suite 400                                           Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development
D.O.B.: 09/55                                       Company/Broker-
                                                    Dealer/Investment
                                                    Advisor) and Stonebridge
                                                    Advisors LLC (Investment
                                                    Advisor)

     NAME,ADDRESS,      POSITION AND OFFICES     TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH          WITH FUND           LENGTH OF SERVICE        DURING PAST 5 YEARS
---------------------   -----------------------  ------------------   ----------------------------

                                    OFFICERS WHO ARE NOT TRUSTEES(2)
---------------------   -----------------------  ------------------   ----------------------------

Mark R. Bradley         Treasurer, Controller,   -  Indefinite Term   Chief Financial Officer,
120 E. Liberty Drive,   Chief Financial Officer  -  Since Fund        First Trust Advisors L.P.
Suite 400               and Chief Accounting        Inception         and First Trust Portfolios
Wheaton, IL 60187       Officer                                       L.P.; Chief Financial
D.O.B.: 11/57                                                         Officer, BondWave LLC
                                                                      (Software Development
                                                                      Company/Broker-
                                                                      Dealer/Investment Advisor)
                                                                      and Stonebridge Advisors
                                                                      LLC (Investment Advisor)

----------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2008 (UNAUDITED)

     NAME,ADDRESS,       POSITION AND OFFICES    TERM OF OFFICE AND                   PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH          WITH FUND           LENGTH OF SERVICE                    DURING PAST 5 YEARS
---------------------   -----------------------  ------------------   -----------------------------------------------------

                                OFFICERS WHO ARE NOT TRUSTEES(2) - (CONTINUED)
---------------------   -----------------------  ------------------   -----------------------------------------------------

James M. Dykas          Assistant Treasurer       - Indefinite Term   Senior Vice President (April 2007 to
120 E. Liberty Drive,                             - Since December    Present), Vice President (January 2005
Suite 400                                           2005              to April 2007), First Trust Advisors
Wheaton, IL 60187                                                     L.P. and First Trust Portfolios L.P.;
D.O.B.: 01/66                                                         Executive Director (December 2002 to
                                                                      January 2005), Vice President
                                                                      (December 2000 to December 2002),
                                                                      Van Kampen Asset Management and
                                                                      Morgan Stanley Investment
                                                                      Management

Christopher R. Fallow   Assistant Vice            - Indefinite Term   Assistant Vice President (August 2006
120 E. Liberty Drive,   President                 - Since December    to Present), Associate (January 2005
Suite 400                                           2006              to August 2006), First Trust Advisors
Wheaton, IL 60187                                                     L.P. and First Trust Portfolios L.P.;
D.O.B.: 04/79                                                         Municipal Bond Trader (July 2001 to
                                                                      January 2005), BondWave LLC
                                                                      (Software Development
                                                                      Company/Broker-Dealer/Investment
                                                                      Advisor)

W. Scott Jardine        Secretary and Chief       - Indefinite Term   General Counsel, First Trust Advisors
120 E. Liberty Drive,   Compliance Officer        - Since Fund        L.P. and First Trust Portfolios L.P.;
Suite 400                                           Inception         Secretary, BondWave LLC (Software
Wheaton, IL 60187                                                     Development Company/Broker-
D.O.B.: 05/60                                                         Dealer/Investment Advisor) and
                                                                      Stonebridge Advisors LLC
                                                                      (Investment Advisor)

Daniel J. Lindquist     Vice President            - Indefinite Term   Senior Vice President (September
120 E. Liberty Drive,                             - Since December    2005 to Present), Vice President (April
Suite 400                                           2005              2004 to September 2005), First Trust
Wheaton, IL 60187                                                     Advisors L.P. and First Trust
D.O.B.: 02/70                                                         Portfolios L.P.; Chief Operating Officer
                                                                      (January 2004 to April 2004), Mina Capital Management,
                                                                      LLC; Chief Operating Officer (April 2000 to January
                                                                      2004), Samaritan Asset Management Services, Inc.

----------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2008 (UNAUDITED)

     NAME,ADDRESS,       POSITION AND OFFICES    TERM OF OFFICE AND                   PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH          WITH FUND           LENGTH OF SERVICE                    DURING PAST 5 YEARS
---------------------   -----------------------  ------------------   -----------------------------------------------------

                                        OFFICERS WHO ARE NOT TRUSTEES(2)
---------------------   -----------------------  ------------------   -----------------------------------------------------

Coleen D. Lynch         Assistant Vice           - Indefinite Term    Assistant Vice President (January
120 E. Liberty Drive,   President                - Since July 2008    2008 to Present), First Trust Advisors
Suite 400                                                             L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                     Vice President (May 1998 to January
D.O.B.: 07/58                                                         2008), Van Kampen Asset
                                                                      Management and Morgan Stanley
                                                                      Investment Management

Kristi A. Maher         Assistant Secretary      - Indefinite Term    Deputy General Counsel (May 2007 to
120 E. Liberty Drive,                            - Since July 2004    Present), Assistant General Counsel
Suite 400                                                             (March 2004 to May 2007), First Trust
Wheaton, IL 60187                                                     Advisors L.P. and First Trust
D.O.B.: 12/66                                                         Portfolios L.P.; Associate (December
                                                                      1995 to March 2004), Chapman and
                                                                      Cutler LLP

----------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

 PRIVACY POLICY

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2008 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      - Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

      - Information about your transactions with us, our affiliates or others;

      - Information we receive from your inquiries by mail, e-mail or telephone; and

      - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

      - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $149,900 for 2007 and $130,000 for 2008.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2007 and $0 for 2008.

             AUDIT-RELATED FEES (INVESTMENT ADVISER AND DISTRIBUTOR) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2007 and $0 for 2008.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0 for 2007 and $0 for 2008.

             TAX FEES (INVESTMENT ADVISER AND DISTRIBUTOR) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2007 and $0 for 2008.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2007 and $0 for 2008.

             ALL OTHER FEES (INVESTMENT ADVISER AND DISTRIBUTOR) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2007 and $0 for 2008.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

 (e)(2)  The percentage of services  described in each of paragraphs (b) through
         (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2007 were $0 for the registrant, $7,000 for the registrant's investment adviser and $13,225 for the registrant's distributor, and for 2008 were $0 for the registrant, $12,143 for the registrant's investment adviser and $46,363 for the registrant's distributor.

     (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST DEFINED PORTFOLIO FUND, LLC

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     2/26/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     2/26/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     2/26/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.